                                                        EXHIBIT 10.4
================================================================================



                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                  by and among

                             AMERISTEEL CORPORATION
                                  as Borrower,

                       NATIONSBANK, NATIONAL ASSOCIATION,
                     as Administrative Agent and as Lender,

                        THE BANK OF TOKYO-MITSUBISHI, LTD
           as Collateral Agent and Documentation Agent and as Lender,

                           FIRST UNION NATIONAL BANK,
                           as Co-Agent and as Lender,

                                       and

                   THE LENDERS PARTY HERETO FROM TIME TO TIME

                                  July 14, 1998


================================================================================

                                TABLE OF CONTENTS


                                    ARTICLE I

                              Definitions and Terms

                                                                          Page
1.1.         Amendment and Restatement.......................................3
1.2.         Definitions.....................................................3
1.3.         Rules of Interpretation........................................28

                                   ARTICLE II

                          The Revolving Credit Facility

2.1.         Revolving Loans................................................30
2.2.         Payment of Interest............................................32
2.3.         Payment of Principal...........................................33
2.4.         Manner of Payment..............................................33
2.5.         Revolving Notes................................................34
2.6.         Pro Rata Payments..............................................34
2.7.         Reductions.....................................................34
2.8.         Conversions and Elections of Subsequent Interest Periods.......35
2.9.         Increase and Decrease in Amounts...............................35
2.10.        Unused Fee.....................................................35
2.11.        Deficiency Advances; Failure to Purchase Participations........36
2.12.        Use of Proceeds................................................36
2.13.        Swing Line.....................................................37

                                   ARTICLE III

                                Letters of Credit

3.1.         Letters of Credit..............................................39
3.2.         Reimbursement..................................................39
3.3.         Letter of Credit Facility Fees.................................42
3.4.         Administrative Fees............................................43

                                   ARTICLE IV

                                    Security

4.1.         Security........................................................44
4.3.         Stock Pledge. ..................................................44
4.4.         Security Interests. ............................................44
4.5.         Further Assurances..............................................44
4.6.         Information Regarding Collateral................................45

                                    ARTICLE V

                             Change in Circumstances

5.1.         Increased Cost and Reduced Return...............................46
5.2.         Limitation on Types of Loans....................................47
5.3.         Illegality......................................................48
5.4.         Treatment of Affected Loans.....................................48
5.5.         Compensation....................................................48
5.6.         Taxes...........................................................49

                                   ARTICLE VI

            Conditions to Making Loans and Issuing Letters of Credit

6.1.         Conditions of Initial Advance...................................51
6.2.         Conditions of Revolving Loans and Letter of Credit..............53

                                   ARTICLE VII

                         Representations and Warranties

7.1.         Organization and Authority......................................55
7.2.         Loan Documents..................................................55
7.3.         Solvency........................................................56
7.4.         Subsidiaries and Stockholders...................................56
7.5.         Ownership Interests.............................................56
7.6.         Financial Condition.............................................56
7.7.         Title to Properties.............................................57
7.8.         Taxes...........................................................57
7.9.         Other Agreements................................................57
7.10.        Litigation......................................................57
7.11.        Margin Stock....................................................58

7.12.        Investment Company..............................................58
7.13.        Patents, Etc....................................................58
7.14.        No Untrue Statement.............................................58
7.15.        No Consents, Etc................................................58
7.16.        Employee Benefit Plans..........................................59
7.17.        No Default......................................................60
7.18.        Environmental Laws..............................................60
7.19.        Employment Matters..............................................60
7.20.        RICO............................................................61

                                  ARTICLE VIII

                              Affirmative Covenants

8.1.         Financial Reports, Etc..........................................62
8.2.         Maintain Properties.............................................63
8.3.         Existence, Qualification, Etc...................................64
8.4.         Regulations and Taxes...........................................64
8.5.         Insurance.......................................................64
8.6.         True Books......................................................64
8.7.         Right of Inspection.............................................64
8.8.         Observe all Laws................................................65
8.9.         Governmental Licenses...........................................65
8.10.        Covenants Extending to Other Persons............................65
8.11.        Officer's Knowledge of Default..................................65
8.12.        Suits or Other Proceedings......................................65
8.13.        Notice of Environmental Complaint or Condition..................65
8.14.        Environmental Compliance........................................65
8.15.        Indemnification.................................................66
8.16.        Further Assurances..............................................66
8.17.        Employee Benefit Plans..........................................66
8.18.        Continued Operations............................................67
8.19.        New Subsidiaries................................................67

                                   ARTICLE IX

                               Negative Covenants

9.1.         Financial Covenants.............................................70
9.2.         Acquisitions....................................................70
9.3          Capital Expenditures............................................70
9.4.         Liens...........................................................71
9.5.         Indebtedness....................................................72
9.6.         Transfer of Assets..............................................73

9.7.         Investments.....................................................73
9.8.         Merger or Consolidation.........................................74
9.9.         Restricted Payments.............................................74
9.10.        Transactions with Affiliates....................................75
9.11.        Compliance with ERISA...........................................75
9.12.        Fiscal Year.....................................................76
9.13.        Dissolution, etc................................................76
9.14.        Limitations on Sales and Leasebacks.............................76
9.15.        Change in Control...............................................77
9.16.        Rate Hedging Obligations........................................77
9.17.        Negative Pledge Clauses.........................................77
9.18.        Prepayments, Etc. of Indebtedness...............................77

                                    ARTICLE X

                       Events of Default and Acceleration

10.1.        Events of Default...............................................78
10.2.        Agents to Act...................................................81
10.3.        Cumulative Rights...............................................81
10.4.        No Waiver.......................................................81
10.5.        Allocation of Proceeds..........................................81

                                   ARTICLE XI

                                   The Agents

11.1.        Appointment, Powers, and Immunities.............................83
11.2.        Reliance by Agents..............................................84
11.3.        Defaults........................................................84
11.4.        Rights as Lender................................................84
11.5.        Indemnification.................................................85
11.6.        Non-Reliance on Agents and Other Lenders........................85
11.7.        Resignation of Agent............................................85
11.8.        Sharing of Payments, etc........................................86
11.9.        Fees............................................................86

                                   ARTICLE XII

                                  Miscellaneous

12.1.        Assignments and Participations..................................87
12.2.        Notices.........................................................88
12.3.        Right of Set-off; Adjustments...................................90

12.4.        Survival........................................................90
12.5.        Expenses........................................................91
12.6.        Amendments and Waivers..........................................91
12.7.        Counterparts....................................................92
12.8.        Termination.....................................................92
12.9.        Indemnification; Limitation of Liability........................92
12.10.       Severability....................................................93
12.11.       Entire Agreement................................................93
12.12.       Agreement Controls..............................................93
12.13.       Usury Savings Clause............................................93
12.14.       Payments........................................................94
12.15.       Governing Law; Waiver of Jury Trial.............................94

EXHIBIT A        Applicable Commitment Percentages..........................A-1
EXHIBIT B        Form of Assignment and Acceptance..........................B-1
EXHIBIT C        Notice of Appointment (or Revocation) of Authorized
                 Representative.............................................C-1
EXHIBIT D-1      Form of Borrowing Notice...................................D-1
EXHIBIT D-2      Form of Borrowing Notice--Swing Line Loans...............D-2-1
EXHIBIT E        Form of Interest Rate Selection Notice.....................E-1
EXHIBIT F-1      Form of Revolving Note...................................F-1-1
EXHIBIT G        Form of Opinion of Borrower's Counsel......................G-1
EXHIBIT H        Compliance Certificate.....................................H-1
EXHIBIT I        Form of Facility Guaranty..................................I-1
EXHIBIT J        Form of Security Agreement ................................J-1
Schedule 4.6     Information Regarding Collateral...........................S-2
Schedule 7.4     Subsidiaries and Investments in Other Persons..............S-3
Schedule 7.6     Indebtedness...............................................S-4
Schedule 7.7     Liens......................................................S-5
Schedule 7.8     Tax Matters................................................S-6
Schedule 7.10    Litigation.................................................S-7
Schedule 7.18    Environmental..............................................S-9
Schedule 8.5     Insurance.................................................S-10

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 14, 1998 (the "Agreement"), is made by and among AMERISTEEL CORPORATION, a Florida corporation having its principal place of business in Tampa, Florida (the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("NationsBank"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section 12.1 (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent for the Lenders (in such capacity, and together with any successor administrative agent appointed in accordance with the terms of Section 11.7, the "Administrative Agent"), FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States, in its capacity as a co-agent (the "Co-Agent"), and THE BANK OF TOKYO-MITSUBISHI, LTD in its capacity as collateral agent and documentation agent for the Lenders (in such capacity, the "Collateral Agent" and, together with the Administrative Agent, the "Agents");

                                  WITNESSETH:

         WHEREAS, the Borrower, certain lenders (the "Original Lenders") and The Bank of Tokyo, Ltd., New York Agency, as agent (the "Original Agent") have entered into a Credit Agreement dated June 9, 1995 (as amended, the "Original Agreement") pursuant to which the Original Lenders have made available to the Borrower a revolving credit facility of up to $140,000,000, which revolving credit facility is evidenced by revolving notes dated June 9, 1995 (the "Original Notes"); and

         WHEREAS, the obligations of the Borrower under the Original Agreement are secured by certain assets of the Borrower as described in the Security Agreement (as defined in the Original Agreement) between the Borrower and the Original Agent; and

         WHEREAS, the obligations of the Borrower under the Original Agreement are guaranteed by AmeriSteel Finance, Inc. ("AFI") pursuant to the terms of the Guaranty dated December 30, 1996 (the "AFI Guaranty"); and

         WHEREAS, the obligations of AFI under the AFI Guaranty are secured by certain assets of AFI as described in the security agreement between AFI and the Original Agent dated December 30, 1996; and

         WHEREAS, the Borrower has issued its 8 3/4% Senior Notes Due 2008 in the aggregate principal amount of $130,000,000 (the "Senior Notes"); and

         WHEREAS, the Borrower has requested that the Lenders party hereto amend and restate the Original Agreement in its entirety in the manner set forth herein and that the Administrative Agent perform certain of the duties of the Original Agent as described herein; and

         WHEREAS, the Lenders and the Agents are willing to amend and restate the Original Agreement and make available to the Borrower a revolving credit facility of up to $150,000,000, the proceeds of which are to be used for general corporate purposes and which shall include a letter of credit facility of up to $50,000,000 for the issuance of standby and commercial letters of credit and a swing line sublimit of up to $15,000,000, upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower, the Lenders and the Agents hereby agree as follows:

                                    ARTICLE I

                              Definitions and Terms

         1.1. Amendment and Restatement. The Borrower, the Agents and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Original Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Original Agreement, except as otherwise provided in the next paragraph, shall be superseded by this Agreement.

         Notwithstanding the amendment and restatement of the Original Agreement by this Agreement, the Borrower shall continue to be liable to the Original Agent and the Original Lenders with respect to agreements on the part of the Borrower under the Original Agreement to indemnify and hold harmless the Original Agent and the Original Lenders from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Original Agent and the Original Lenders may be subject arising in connection with the Original Agreement. All security interests heretofore created in favor of the Collateral Agent for the benefit of the Original Lenders shall continue in full force and effect and shall continue to secure payment of all of the Obligations. This Agreement is given as a substitution of, and not as a payment of, the obligations of Borrower under the Original Agreement and is not intended to constitute a novation of the Original Agreement. Except as otherwise selected by the Borrower by delivery of a Borrowing Notice or Interest Rate Selection Notice prior to the Closing Date in accordance with the terms hereof, upon the effectiveness of this Agreement all amounts outstanding and owing by Borrower under the Original Agreement as of the Closing Date, shall constitute Advances hereunder accruing interest with respect to the Base Rate Loans under the Original Agreement, at the Base Rate hereunder. The parties hereto agree that the Interest Periods for all Eurodollar Loans outstanding under the Original Agreement on the Closing Date shall be terminated, the Original Lenders shall grant a one-time waiver of any payments required under Section 2.6.3 of the Original Agreement to the Lenders and the Borrower shall furnish to the Administrative Agent Interest Rate Selection Notices for existing Loans and Borrowing Notices for additional Loans as may be required in connection with the allocation of Loans among Lenders in accordance with their Applicable Commitment Percentages.

         1.2. Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or any material part of the assets of such Person or of a line or lines of business conducted by such Person. Neither the merger of FLS into the Borrower nor the acquisition of receivables from AFI shall be deemed an Acquisition.

                  "Adjusted Federal Funds Rate" means, for any day, the rate per annum equal to the sum of (a) the Federal Funds Rate for such day plus one-quarter of one percent (0.25%) plus (b) the Applicable Margin used to determine the Base Rate.

                  "Advance" means a borrowing under the Revolving Credit Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan.

                  "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; or (ii) which beneficially owns or holds 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of the Borrower; or 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

                  "AFI" means AmeriSteel Finance, Inc., a Delaware corporation, a Subsidiary of the Borrower.

                  "AFI Guaranty" means the Guaranty dated December 30, 1996 executed by AFI in favor of the Lenders and the Collateral Agent, as amended, modified or supplemented from time to time.

                  "AFI Security Agreement" means the Security Agreement dated December 30, 1996 executed by AFI in favor of the Collateral Agent for the benefit of the Lenders, as amended, modified or supplemented from time to time.

                  "Applicable Commitment Percentage" means, with respect to each Lender at any time, a fraction, the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 12.1.

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the

         Administrative Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" means that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended as specified below:

                                                                  Applicable
                                                                    Margin
                                                             --------------------
                  Consolidated Leverage                       Base    Eurodollar
                       Ratio                                  Rate       Rate
                  ----------------------                      ----    -----------

         (a)      Greater than 3.5 to 1.0                     .50%       1.500%

         (b)      Equal to or less than 3.5 to 1.0
                  and greater than 3.0 to 1.0                 .25%       1.250%

         (c)      Equal to or less than 3.0 to 1.0
                  and greater than 2.5 to 1.0                   0%        1.00%

         (d)      Equal to or less than 2.50 to 1.0
                  and greater than 2.0 to 1.0                   0%        .750%

         (e)      Equal to or less than 2.0 to 1.0
                  and greater than 1.5 to 1.0                   0%        .625%

         (f)      Equal to or less than 1.5 to 1.0              0%        .500%


         The Applicable Margin shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Administrative Agent pursuant to Section 8.1(a)(ii) and Section 8.1(b)(ii), subject to review and approval of such computations by the Administrative Agent, and shall be effective commencing on the first Business Day following the date such certificate is received until the first Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such certificate within the time period required by
         Section 8.1, then the Applicable Margin shall be .50% for Base Rate Loans and 1.50% for Eurodollar Rate Loans from the date such certificate was due until the appropriate certificate is so delivered. Notwithstanding the foregoing, from the Closing Date through and including the day following the date of delivery of the certificate delivered pursuant to Section 8.1(b)(ii) for the period ending September 30, 1998, the Applicable Margin shall be 0% for Base Rate Loans and .750% for Eurodollar Rate Loans.

                  "Applicable Unused Fee" means that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended as specified below:


                                                                  Applicable
                  Consolidated Leverage                             Unused
                        Ratio                                        Fee
                  ----------------------                          ----------
         (a)      Greater than 3.5 to 1.0                          .375%

         (b)      Equal to or less than 3.5 to 1.0
                  and greater than 3.0 to 1.0                      .250%

         (c)      Equal to or less than 3.0 to 1.0
                  and greater than 2.5 to 1.0                      .225%

         (d)      Equal to or less than 2.50 to 1.0
                  and greater than 2.0 to 1.0                      .200%

         (e)      Equal to or less than 2.0 to 1.0
                  and greater than 1.5 to 1.0                      .175%

         (f)      Equal to or less than 1.5 to 1.0                 .175%


         The Applicable Unused Fee shall be established at the end of each fiscal quarter of the Borrower (the "Determination Date"). Any change in the Applicable Unused Fee following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Administrative Agent pursuant to Section 8.1(a)(ii) and Section 8.1(b)(ii), subject to review and approval of such computations by the Administrative Agent and shall be effective commencing on the first Business Day following the date such certificate is received until the first Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such certificate within the time period required by
         Section 8.1, then the Applicable Unused Fee shall be .375% from the date such certificate was due until the appropriate certificate is so delivered. Notwithstanding the foregoing, from the Closing Date through and including the day following the date of delivery of the certificate delivered pursuant to Section

         8.1(b)(ii) for the period ending September 30, 1998, the Applicable Unused Fee shall be .200%.

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit.

                  "Asset Disposition" means any voluntary disposition, whether by sale, lease or transfer, other than as permitted under Section 9.6 hereof, of (a) any of the assets, excluding cash and cash equivalents, of the Borrower or its Subsidiaries where the Net Proceeds of such disposition exceed $50,000, and (b) any of the capital stock, or securities or investments exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive any of the capital stock, of any Subsidiary (other than a disposition to a Guarantor).

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B (with blanks appropriately filled in) delivered to the Administrative Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to
         Section 12.1.

                  "Authorized Representative" means any of the Chief Executive Officer, the President or any Vice President of the Borrower or, with respect to financial matters, the Chief Financial Officer or Assistant Treasurer of the Borrower, or any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit C.

                  "Base Rate" means, for any day, the rate per annum equal to the sum of (a) the higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (ii) the Prime Rate for such day plus (b) the Applicable Margin. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

                  "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

                  "Base Rate Refunding Loan" means a Base Rate Loan or Swing Line Loan made either to (i) satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit or (ii) pay NationsBank in respect of Swing Line Outstandings.

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

                  "Board of Directors" means either the board of directors of the Borrower or any duly authorized committee of that board.

                  "Borrower's Account" means a demand deposit account number 3750656390 or any successor account with the Administrative Agent, which may be maintained at one or more offices of the Administrative Agent or an agent of the Administrative Agent.

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility or a Swing Line Loan, in the forms of Exhibits D-1 and D-2, respectively.

                  "BOT" means The Bank of Tokyo, Ltd., New York Agency, and any successor thereto by merger or consolidation.

                  "Business Day" means, (i) with respect to any Base Rate Loan or Floating Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

                  "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Administrative Agent together with any compliance certificate delivered pursuant to Section 8.1(a) or (b), and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in Section 8.1(a)), all the foregoing in accordance with GAAP applied on a Consistent Basis.

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

                  "Capital Stock" of any Person means any and all shares, interests, partnership interests, participations, rights in or other equivalents (however designated) of such

         Person's equity interest (however designated), whether now outstanding or issued after the Closing Date.

                  "Change of Control" means, at any time:

                           (i) any "person" or "group" (each as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than Kyoei Steel Ltd. and its Affiliates becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act ), directly or indirectly, of more than 35% of the voting power of all classes of Voting Stock of the Borrower;

                           (ii) the Borrower, either individually or in conjunction with one or more of its Subsidiaries, sells, assigns, conveys, transfers, leases or otherwise disposes of, all or substantially all of the properties of the Borrower and its Subsidiaries, taken as a whole (either in one transaction or a series of related transactions), including Capital Stock of such Subsidiaries, to any Person (other than the Borrower or a Subsidiary);

                           (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; or

                           (iv) the Borrower is liquidated or dissolved or adopts a plan of liquidation or dissolution, other than in a transaction that complies with Article Eight of the Indenture.

                  "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agents and on which the conditions set forth in Section 6.1 have been satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  "Collateral" means, collectively, all property of the Borrower, any Subsidiary or any other Person in which the Collateral Agent or any Lender is granted a Lien as security for all or any portion of the Obligations under any Security Instrument.

                  "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in Section 7.6(a).

                  "Consolidated Amendment" means the Consolidated Amendment to Collateral Documents, substantially in the form of Exhibit K attached hereto, to be executed and delivered by the parties thereto on or before the Closing Date.

                  "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income,
         (iv) amortization, (v) depreciation, (vi) any other non-cash charges, net of non-cash credits, for such period, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis, and (vii) solely for the Four-Quarter Period ending on September 30, 1998, a one-time gain on the sale of securities in the amount of $2,451,000.

                  "Consolidated Indebtedness" means the sum of (without duplication) all Indebtedness for Money Borrowed of the Borrower and its Subsidiaries, all determined on a consolidated basis.

                  "Consolidated Interest Coverage Ratio" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA for such period, to (ii) the cash portion of Consolidated Interest Expense for such period.

                  "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Leverage Ratio" means, as of the date of computation thereof, the ratio of (i) Consolidated Indebtedness less cash and cash equivalents in excess of $10,000,000, as determined in accordance with GAAP (in each case, determined as at such date) to (ii) Consolidated EBITDA (for the Four-Quarter Period ending on (or most recently ended prior to) such date).

                  "Consolidated Net Income" means, with respect to the Borrower and its Subsidiaries for any period, the net income (or net loss) for such period as determined on a consolidated basis in accordance with GAAP, adjusted to the extent included in calculating such net income or loss by excluding (i) any net after-tax extraordinary gains or losses

         (less all fees and expenses relating thereto), (ii) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than (x) in the ordinary course of business, and (y) as permitted in Section 9.6(b) hereof,
         (iii) the portion of any net income (or loss) of any Person that is not a Subsidiary, in which the Borrower has an ownership interest, or that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions actually paid to the Borrower in cash, and (iv) the net income or loss of any Person combined with the Borrower on a "pooling of interests" basis attributable to any period prior to the date of computation.

                  "Consolidated Net Worth" means, as of any date on which the amount thereof is to be determined, Consolidated Shareholders' Equity, as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Shareholders' Equity" means, as of any date on which the amount thereof is to be determined, the sum of the following in respect of the Borrower and its Subsidiaries (determined on a consolidated basis and excluding any upward adjustment after the Closing Date due to revaluation of assets): (i) the amount of issued and outstanding share capital, plus (ii) the amount of additional paid-in capital and retained earnings (or, in the case of a deficit, minus the amount of such deficit), plus (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment), minus (iv) the amount of any treasury stock, all as determined in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Tangible Assets" means, at any date of determination, the total assets, less goodwill and other intangibles (other than patents, trademarks, copyrights, licenses and other intellectual property), shown on the balance sheet of the Borrower and its Subsidiaries as of the most recent date for which such a balance sheet is available, determined on a consolidated basis in accordance with GAAP less all write-ups (other than write-ups in connection with Acquisitions) subsequent to the Closing Date in the book value of any asset (except any such intangible assets ) owned by the Borrower or any of its Subsidiaries.

                  "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 2.8 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

                  "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Sections 2.8 or Article III of one Type of Loan into another Type of Loan.

                  "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of Borrower or any Subsidiary to be transferred in connection therewith, (ii) the amount of any cash and fair market value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by the Borrower or any Subsidiary in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, (v) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded on financial statements of the Borrower and its Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, (vi) the aggregate fair market value of all other consideration given by the Borrower or any Subsidiary in connection with such Acquisition, and (vii) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred. For purposes of determining the Cost of Acquisition for any transaction, (A) the capital stock of the Borrower shall be valued (I) in the case of capital stock that is then designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASDAQ") or is listed on a national securities exchange, the average of the last reported bid and ask quotations or the last prices reported thereon, and (II) with respect to shares that are not freely tradeable, as determined by a committee composed of the disinterested members of the Board of Directors of the Borrower and, if requested by the Administrative Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 8.1(a), (B) the capital stock of any Subsidiary shall be valued as determined by a committee composed of the disinterested members of the Board of Directors of such Subsidiary and, if requested by the Administrative Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 8.1(a), and (C) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

                  "Credit Party" means, collectively, the Borrower, each Guarantor and each other Person providing Collateral pursuant to any Security Instrument.

                  "Debt Offering" means the incurrence of any Indebtedness for Money Borrowed permitted hereunder in connection with a public offering or private placement of debt securities of the Borrower or any Subsidiary or otherwise, except to the extent permitted under Section 9.5.

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar

         Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Floating Rate Loans and Reimbursement Obligations, at a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

                  "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

                  "Domestic Subsidiary" means a Subsidiary which is organized under the laws of one of the states or territories comprising the United States of America.

                  "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender, and (iii) any other Person approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 12.1, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower or the Administrative Agent and such approval to be deemed given by the Borrower within five Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower if the Borrower has not otherwise responded; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Administrative
         Agent:

                           (a)      Government Securities;

                           (b) obligations of any corporation organized under the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 180 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                           (c) interest bearing demand or time deposits issued by any Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated "A-" or better by S&P or "A-3" or better by Moody's;

                           (d)      Repurchase Agreements;

                           (e)      Municipal Obligations;

                           (f)      Pre-Refunded Municipal Obligations;

                           (g) shares of mutual funds which invest in obligations described in paragraphs (a) through (f) above, the shares of which mutual funds are at all times rated "AAA" by S&P;

                           (h) tax-exempt or taxable adjustable rate preferred stock issued by a Person having a rating of its long term unsecured debt of "A-" or better by S&P or "A-3" or better by Moody's; and

                           (i) asset-backed remarketed certificates of participation representing a fractional undivided interest in the assets of a trust, which certificates are rated at least "A-1" by S&P and "P-1" by Moody's.

                  "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

                  "Equity Offering" means a public or private offering of equity securities (including, without limitation, any security or investment exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, equity securities) of the Borrower or any Subsidiary.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                  "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and
         (c) of the Code.

                  "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

                       Eurodollar  =  Interbank Offered Rate   +  Applicable
                                      ----------------------
                        Rate          1- Reserve Requirement      Margin

                  "Event of Default" means any of the occurrences set forth as such in Section 10.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

                  "Existing Letters of Credit" means those Letters of Credit issued by NationsBank and BOT and described on Schedule 1.1 attached hereto.

                  "Facility Guaranty" means the AFI Guaranty and each Guaranty Agreement between one or more Guarantors and the Administrative Agent for the benefit of the Lenders, delivered as of the Closing Date and otherwise pursuant to Section 8.19, as the same may be amended, modified or supplemented.

                  "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings and Letter of Credit Outstandings, together with all accrued and unpaid interest thereon, except for such issued and undrawn Letters of Credit as have been fully cash collateralized in a manner consistent with the terms of Section 10.1(B), (b) all Swap Agreements shall have been terminated, expired or cash collateralized, (c) all Revolving Credit Commitments and Letter of Credit Commitments shall have terminated or expired and (d) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement);

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business

         Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent.

                  "Fiscal Year" means the twelve month fiscal period of the Borrower and its Subsidiaries commencing on April 1 of each calendar year and ending on March 31 of each calendar year.

                  "Floating Rate" means, for any day, the rate per annum equal to either the Base Rate or the Adjusted Federal Funds Rate, as selected by an Authorized Representative in a Borrowing Notice delivered to the Administrative Agent pursuant to Section 2.13(a) with respect to a Swing Line Loan; provided, however, in the event such Borrowing Notice delivered to the Administrative Agent fails to designate the selection of either the Base Rate or the Adjusted Federal Funds Rate, the rate per annum for such Swing Line Loan shall be deemed to be the Base Rate.

                  "Floating Rate Loan" means a Loan for which the rate of interest is determined by reference to the Floating Rate.

                  "FLS" means FLS Holdings Inc., a Delaware corporation.

                  "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

                  "Foreign Subsidiary" means any Subsidiary organized under the laws of any jurisdiction other than one of the states comprising the United States of America, any territory thereof or the District of Columbia.

                  "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower and its Subsidiaries, taken together as one accounting period.

                  "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America.

                  "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "Guaranties" means, with respect to any Person any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing any Indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or any property or assets constituting security therefor;
         (b) to advance or supply funds (i) for the purpose of payment of such Indebtedness, or (ii) to maintain working capital or other balance sheet condition or any income statement condition of the Primary Obligor or otherwise to advance or make available funds for the purchase or payment of such Indebtedness; (c) to lease property or to purchase securitiies or other property or services primarily for the purpose of assuring the owner of such Indebtedness of the ability of the Primary Obligor to make payment of the Indebtedness; or (d) otherwise to assure the owner of the Indebtedness of the Primary Obligor against loss in respect thereof. For purposes of computing the amount of any Guaranty, in connection with any computation of Indebtedness, it shall be assumed that the Indebtedness that is the subject of such Guaranty is, to the extent guaranteed under such Guaranty, a direct obligation of the issuer of such Guaranty.

                  "Guarantors" means, at any date, the Subsidiaries who are required to be parties to a Facility Guaranty at such date.

                  "Hazardous Material" means and includes any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos-containing materials and lead), the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

                  "Indebtedness" means with respect to any Person, without duplication, all Indebtedness for Money Borrowed, all indebtedness of such Person for the acquisition of property or arising under Rate Hedging Obligations, all indebtedness secured by any Lien on the property of such Person whether or not such indebtedness is assumed, all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business), all Guaranties and other items which in accordance with GAAP is required to be classified as a liability on a balance sheet; but excluding all accounts payable in the ordinary course of business so long as payment therefor is due within one year; provided that in no event shall the term Indebtedness include surplus and retained earnings, lease obligations (other than pursuant to Capital Leases), reserves for deferred income taxes and investment credits, other deferred credits or reserves.

                  "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, all indebtedness in respect of money borrowed, including without limitation Letters of Credit, all Capital Leases and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including conditional sales or similar title retention agreements), other than trade payables incurred in the ordinary course of business.

                  "Indenture" means the Indenture dated as of April 3, 1998 by and among the Borrower, as issuer, the subsidiary guarantors named therein and State Street Bank and Trust Company, as Trustee, with regard to the issuance of the Senior Notes.

                  "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

                  "Interest Period" means, for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or Converted and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Administrative Agent by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period; provided, that,

                           (i) if the Authorized Representative fails to notify the Administrative Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Eurodollar Rate Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan as of the first day thereof;

                           (ii) if an Interest Period for a Eurodollar Rate Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

                           (iii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                           (iv) no Interest Period shall extend past the Stated Termination Date; and

                           (v) there shall not be more than six (6) Interest Periods in effect on any day.

                  "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the Conversion of any Eurodollar Rate Loan into a Base Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit E.

                  "Issuing Bank" means initially NationsBank as issuer of Letters of Credit under Article III, and, with respect to the Existing Letters of Credit, NationsBank and BOT.

                  "LC Account Agreement" means the LC Account Agreement dated as of the date hereof between the Borrower and the Administrative Agent, as amended, modified or supplemented from time to time.

                  "Letter of Credit" means (i) a standby or commercial letter of credit issued by the Issuing Bank pursuant to Article III hereof for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower and (ii) the Existing Letters of Credit.

                  "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                  "Letter of Credit Facility" means the facility described in
         Article III hereof providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment.

                  "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount available to be drawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Loan" or "Loans" means any borrowing pursuant to an Advance under the Revolving Credit Facility, including the Swing Line Facility.

                  "Loan Documents" means this Agreement, the Notes, the Security Instruments, the Facility Guaranties, the LC Account Agreement, the Applications and Agreements for Letter of Credit, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender, the Agents, or either of them in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from the time to time.

                  "Loan Parties" means the Borrower and the Guarantor(s).

                  "Material Adverse Effect" means a material adverse effect on
         (i) the business, properties, operations or condition, financial or otherwise, of the Borrower or any of its Subsidiaries, taken as a whole, (ii) the ability of any Credit Party to pay or perform its respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agents or any Lender under any Loan Document or the validity, legality or enforceability thereof.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

                  "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated in the highest investment rating category by both S&P and Moody's.

                  "NationsBank" means NationsBank, National Association.

                  "Net Proceeds" (a) from any Equity Offering or Debt Offering means cash payments received by the Borrower therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and (b) from any Asset Disposition means cash payments received by the Borrower therefrom (including any cash payments received pursuant to any note or other debt security received in connection with any Asset Disposition) as and when received, net of (i) all legal fees and expenses and other fees and expenses paid to third parties and incurred in connection therewith, (ii) all taxes required to be paid or accrued as a consequence of such sale, (iii) all amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed and (iv) all amounts reinvested by the Borrower or a Subsidiary substantially contemporaneously with such disposition (or to be invested within 90 days) in replacement assets of substantially equal or greater value and utility.

                  "NMS" means NationsBanc Montgomery Securities LLC and its successors.

                  "Notes" means, collectively, the Revolving Notes of the Borrower and the promissory note of the Borrower evidencing Swing Line Loans, executed and delivered to NationsBank pursuant to Section 2.13(b) substantially in the form of Exhibit F-2.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, (iii) all liabilities of Borrower to any Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders, the Agents or NMS hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "Operating Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership agreement or other applicable documents relating to the operation, governance or management of such entity.

                  "Organizational Action" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required shareholder, member or partner action), or other similar official action, as applicable, taken by such entity.

                  "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity.

                  "Outstandings" means, collectively, at any date, the Letter of Credit Outstandings, Swing Line Outstandings and Revolving Credit Outstandings on such date.

                  "Participation" means, (i) with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof and (ii) with respect to any Lender (other than NationsBank) and a Swing Line Loan, the extension of credit represented by the participation of such Lender hereunder in the liability of NationsBank in respect of a Swing Line Loan made by NationsBank in accordance with the terms hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

                  "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Stock Pledge Agreement dated as of the date hereof between the Borrower and the Collateral Agent for the benefit of the Collateral Agent and the Lenders, and (ii) any additional Stock Pledge Agreement delivered to the Collateral Agent pursuant to Section 8.19, as hereafter amended, supplemented or replaced from time to time.

                  "Pledged Stock" has the meaning given to such term in the Pledge Agreement.

                  "Pre-Refunded Municipal Obligations" means obligations of any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, based on the escrow, in the highest investment rating category by both S&P and Moody's and which have been irrevocably called for redemption and advance refunded through the deposit in escrow of Government Securities or other debt securities which are (i) not callable at the option of the issuer thereof prior to maturity, (ii) irrevocably pledged solely to the payment of all principal and interest on such obligations as the same becomes due and (iii) in a principal amount and bear such rate or rates of interest as shall be sufficient to pay in full all principal of, interest, and premium, if any, on such obligations as the same becomes due as verified by a nationally recognized firm of certified public accountants.

                  "Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers.

                  "Principal Office" means the principal office of NationsBank, presently located at 101 North Tryon Street, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Administrative Agent may from time to time designate.

                  "Rate Hedging Obligations" means any and all obligations of the Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

                  "Regulatory Change" means any change effective after the Closing Date in United States federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any

         Lender with any request or directive regarding capital adequacy, including those relating to "highly leveraged transactions," whether or not having the force of law, and whether or not failure to comply therewith would be unlawful and whether or not published or proposed prior to the date hereof.

                  "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 3.2) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "Repurchase Agreement" means a repurchase agreement entered into with any financial institution whose debt obligations or commercial paper are rated "A" by either of S&P or Moody's or "A-1" by S&P or "P-1" by Moody's.

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least 51% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, its Revolving Credit Commitment, and (b) following the occurrence and during the continuance of an Event of Default, to the sum of (i) the amount of such Lender's Applicable Commitment Percentage plus (ii) the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings plus (iii) the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings; provided that, for the purpose of this definition only,
         (A) if any Lender shall have failed to fund its Applicable Commitment Percentage of any Advance when required to fund hereunder, the Revolving Credit Commitment of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, (B) if any Lender shall have failed to pay to the Issuing Bank upon demand its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to such Letter of Credit Outstandings shall be deemed to be held by Issuing Bank and
         (C) if any Lender shall have failed to pay to NationsBank its Applicable Commitment Percentage of any Swing Line Loan, such Lender's Credit Exposure attributable to all Swing Line Outstandings shall be deemed to be held by NationsBank for purposes of this definition;

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding; and (d) any issuance and sale of capital stock of any Subsidiary of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower.

                  "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "Revolving Credit Facility" means the facility described in
         Article II hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

                  "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 10.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, Swing Line Outstandings and Letter of Credit Outstandings and cancellation of all Letters of Credit, together with all accrued and unpaid interest thereon.

                  "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Article II.

                  "Revolving Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in Section 2.4 substantially in the form of Exhibit F-1, with appropriate insertions as to amounts, dates and names of Lenders.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill.

                  "Security Agreement" means (i) the Security Agreement dated June 9, 1995, as amended by the Security Agreement Amendment by the Borrower to the Collateral Agent, as hereafter modified, amended or supplemented from time to time and (ii) any Security Agreement of any Subsidiary required to be delivered pursuant to Section 8.19.

                  "Security Agreement Amendment" means the Amendment to Security Agreement, substantially in the form of Exhibit L attached hereto, to be executed and delivered by the parties thereto on or before the Closing Date.

                  "Security Instruments" means, collectively, the Pledge Agreement, the Security Agreement, the AFI Security Agreement and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary shall grant or convey to the Collateral Agent or the Lenders a Lien in property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.

                  "Senior Note" has the meaning set forth in the preamble to this Agreement.

                  "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is not a Multiemployer Plan.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Guaranties; and

                           (ii) it is then able and expects to be able to pay its debts as they mature; and

                           (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  "Stated Termination Date" means July 13, 2003.

                  "Subordinated Intercompany Note" means the subordinated note due December 21, 2002 in the original principal amount of $50,000,000 issued by the Borrower to FLS, with an outstanding principal balance as of the Closing Date of $20,000,000.

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

                  "Swap Agreement" means one or more agreements between the Borrower and any Lender, or an affiliate of a Lender with respect to Indebtedness evidenced by any or all of the Notes, which agreements create Rate Hedging Obligations.

                  "Swing Line" means the revolving line of credit established by NationsBank in favor of the Borrower pursuant to Section 2.13.

                  "Swing Line Facility" means the facility described in Section
         2.13 hereof providing for Swing Line Loans to the Borrower by NationsBank.

                  "Swing Line Loans" means loans made by NationsBank to the Borrower pursuant to Section 2.13.

                  "Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding.

                  "Termination Event" means: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or
         (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4062(e) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
         Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

                  "Total Letter of Credit Commitment" means an amount not to exceed $50,000,000.

                  "Total Revolving Credit Commitment" means a principal amount equal to $150,000,000, as reduced from time to time in accordance with
         Section 2.7.

                  "Type" shall mean any type of Loan (i.e., a Base Rate Loan or a Eurodollar Rate Loan).

                  "Voting Stock" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Year 2000 Compliant" means all computer applications (including those affected by information received from its suppliers and vendors) that are material to the Borrower's or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly data-sensitive functions involving all dates on and after January 1, 2000.

                  "Year 2000 Problem" means the risk that computer applications used by the Borrower and any of its Subsidiaries (including those affected by information received from its suppliers and vendors) may be unable to recognize and perform properly data-sensitive functions involving certain dates on and after January 1, 2000.

         1.3.     Rules of Interpretation.

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

                  (b) Each term defined in Article 1 or 9 of the Florida Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

                  (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

                  (d) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

                  (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

                  (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (g) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                  (h) All dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                  (i) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

                  (j) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

                  (k) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                                   ARTICLE II

                          The Revolving Credit Facility

         2.1.     Revolving Loans.

                  (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Administrative Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed the Total Revolving Credit Commitment. Within such limits, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (y) no Revolving Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Stated Termination Date and (z) each Revolving Loan that is a Eurodollar Rate Loan may, subject to the provisions of
Section 2.7, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 5.5.

                  (b) Amounts. Except as otherwise permitted by all the Lenders from time to time, the amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed at any time the Total Revolving Credit Commitment, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Revolving Loan hereunder, other than Base Rate Refunding Loans, and each Conversion under Section 2.8, shall be in an amount of at least $2,000,000, and, if greater than $2,000,000, an integral multiple of $500,000.

                  (c) Advances. (i) An Authorized Representative shall give the Administrative Agent (1) at least three (3) Business Days' irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Loan that is a Eurodollar Rate Loan (whether representing an additional borrowing hereunder or the Conversion of a borrowing hereunder from Base Rate Loans to Eurodollar Rate Loans) prior to 1:00 P.M. and
(2) irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Loan (other than

Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 2.1(c)(iv)) that is a Base Rate Loan (whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 11:00 A.M. on the day of such proposed Revolving Loan. Each such notice shall specify the amount of the borrowing, the type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Administrative Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Administrative Agent shall have received such notice by 1:00 P.M. in the case of a Eurodollar Rate Loan and 11:00 A.M. in the case of a Base Rate Loan) not later than 3:00 P.M. in the case of a Eurodollar Rate Loan and not later than 1:00 P.M. in the case of a Base Rate Loan on the same day as the Administrative Agent's receipt of such notice.

         (ii) Not later than 3:00 P.M. on the date specified for each borrowing under this Section 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Administrative Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Administrative Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on the borrowing date by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Administrative Agent.

         (iii) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to Convert the Revolving Loans in accordance with Section 2.8. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Eurodollar Rate Loans having more than six (6) different Interest Periods. If the Administrative Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by
Section 2.1(c) or 2.8, the Borrower shall be deemed to have elected to Convert such Loan to (or Continue such Loan as) a Base Rate Loan until the Borrower notifies the Administrative Agent in accordance with Section 2.8.

         (iv) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit, such drawing is honored by the Issuing Bank prior to the Stated Termination Date, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the

Administrative Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Administrative Agent (for the benefit of the Issuing Bank) in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of the Total Letter of Credit Commitment. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the Administrative Agent and the Administrative Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Administrative Agent at or before 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 2.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Administrative Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders of a drawing under a Letter of Credit is given by the Administrative Agent after 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 2.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Administrative Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Any such Base Rate Refunding Loan shall be advanced as, and shall Continue as, a Base Rate Loan unless and until the Borrower Converts such Base Rate Loan in accordance with the terms of Section 2.8.

         2.2. Payment of Interest. (a) The Borrower shall pay interest to the Administrative Agent for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be due at the then applicable Base Rate for Base Rate Loans or applicable Eurodollar Rate for Eurodollar Rate Loans, as designated by the Authorized Representative pursuant to Section 2.1; provided, however, that if any Event of Default shall occur and be continuing, all amounts outstanding hereunder shall bear interest thereafter at the Default Rate.

                  (b) Interest on each Revolving Loan shall be computed on the basis of a year of 360 days and calculated in each case for the actual number of days elapsed. Interest on each Revolving Loan shall be paid (i) quarterly in arrears on the last Business Day of each March, June, September and December, commencing September 30, 1998 for each Floating Rate Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan and, if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (iii) upon payment in full of the principal amount of such Revolving Loan.

         2.3. (a) Payment of Principal. The principal amount of each Revolving Loan shall be due and payable to the Administrative Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Base Rate Loan may be prepaid in whole or in part at any time. The principal amount of any Eurodollar Rate Loan may be prepaid only at the end of the applicable Interest Period unless the Borrower shall pay to the Administrative Agent for the account of the Lenders the additional amount, if any, required under Section 5.5. All prepayments of Revolving Loans made by the Borrower shall be in the amount of $1,000,000 or such greater amount which is an integral multiple of $100,000, or the amount equal to all Revolving Credit Outstandings, or such other amount as necessary to comply with Section 2.1(b) or Section 2.8.

                  (b) Mandatory Prepayments. The Borrower shall make the following required prepayments, each such payment to be made to the Administrative Agent for the benefit of the Lenders within the time period specified below:

                  (i) Debt Offerings. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment from the Net Proceeds of any Debt Offering in an amount equal to one hundred percent (100%) of such Net Proceeds. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business' Days written notice to the Administrative Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                  (ii) Asset Dispositions. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment from the Net Proceeds of any Asset Disposition in an amount equal to one hundred percent (100%) of such Net Proceeds. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business' Days written notice to the Administrative Agent, which notice shall include a certificate of Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

       All mandatory prepayments made pursuant to this Section 2.3(b) shall permanently reduce the Total Revolving Credit Commitment. Any prepayment of an Eurodollar Rate Loan pursuant to this Section 2.3(b) other than on the last day of an Interest Period shall be accompanied by the additional payment, if any, required by Section 5.5 hereof.

         2.4. Manner of Payment. (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Revolving Loans, shall be made to the Administrative Agent at the Principal Office, for the account of each Lender, in Dollars and in immediately available funds without setoff, deduction or counterclaim before 3:00 P.M. on the date such payment is due. The Administrative Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Administrative Agent.

         (b) The Administrative Agent shall deem any payment made by or on behalf of the Borrower hereunder that is not made both in Dollars and in immediately available funds and prior to 3:00 P.M. to be a non-conforming payment. Any such payment shall not be deemed to be received by the Administrative Agent until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of
(x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

         (c) In the event that any payment hereunder or under the Revolving Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and provided further, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

         2.5. Revolving Notes. Revolving Loans made by each Lender shall be evidenced by the Revolving Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         2.6. Pro Rata Payments. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on the Revolving Loans and the fees described in Section 2.10 shall be made to the Administrative Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, setoff, recoupment or counterclaim, and (c) the Administrative Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         2.7. Reductions. The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Administrative Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Administrative Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $5,000,000 or such greater amount which is in an integral multiple of

$500,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. No such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Eurodollar Rate Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.5.

         2.8. Conversions and Elections of Subsequent Interest Periods. Subject to the limitations set forth below and in Article III, the Borrower may:

                  (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Administrative Agent on or before 11:00 A.M. on any Business Day, Convert all or a part of Eurodollar Rate Loans under the Revolving Credit Facility to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

                  (b) provided that no Default or Event of Default shall have occurred and be continuing upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Administrative Agent on or before 2:00 P.M. three (3) Business Days' prior to the date of such election or Conversion:

                           (i) elect a subsequent Interest Period for all or a portion of Eurodollar Rate Loans under the Revolving Credit Facility to begin on the last day of the then current Interest Period for such Eurodollar Rate Loans; and

                           (ii) Convert Base Rate Loans under the Revolving Credit Facility to Eurodollar Rate Loans on any Business Day.

         Each election and Conversion pursuant to this Section 2.8 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1, 2.3 and Article III. The Administrative Agent shall give written notice to each Lender of such notice of election or Conversion prior to 3:00 P.M. on the day such notice of election or Conversion is received. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         2.9. Increase and Decrease in Amounts. The amount of the Total Revolving Credit Commitment which shall be available to the Borrower as Advances shall be reduced by the aggregate amount of Revolving Credit Outstandings, Letters of Credit Outstandings and Swing Line Outstandings.

         2.10. Unused Fee. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Administrative Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, an unused fee equal to the Applicable Unused Fee multiplied by the average daily amount by which the Total Revolving Credit Commitment exceeds the sum of (i) Revolving Credit Outstandings (without giving effect to Swing Line Outstandings except in the case of NationsBank) plus (ii) Letter of Credit Outstandings. Such fees shall be due in arrears on the last Business Day of each March, June, September and December commencing September 30, 1998 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         2.11. Deficiency Advances; Failure to Purchase Participations. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan hereunder or fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Administrative Agent may in its discretion, but shall not be obligated to, advance under the applicable Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such Advance under its Note; provided that, (i) such defaulting Lender shall not be entitled to receive payments of principal, interest or fees with respect to such deficiency advance until such deficiency advance shall be paid by such Lender and (ii) upon payment to the Administrative Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Administrative Agent by a Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Administrative Agent from the Federal Reserve Bank, then such payment shall be credited against the applicable Note of the Administrative Agent in full payment of such deficiency advance and such Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by such Borrower thereon. In the event any Lender shall fail to fund its purchase of a Participation after notice from the Issuing Bank or NationsBank, as the Swing Line lender, as applicable, such Lender shall pay to the Issuing Bank or NationsBank, as the Swing Line lender, as applicable, interest on the amount so due from the date of such notice at the interest rate per annum for overnight borrowing by the Administrative Agent from the Federal Reserve Bank to the date such purchase price is received by the Issuing Bank or NationsBank, as the Swing Line lender, as applicable.

         2.12. Use of Proceeds. The proceeds of the Loans made pursuant to the Revolving Credit Facility hereunder shall be used by the Borrower for general working capital needs and other corporate purposes.

         2.13. Swing Line. (a) Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Revolving Credit Facility in an efficient manner and to minimize the transfer of funds between the Administrative Agent and the Lenders, NationsBank shall make available Swing Line Loans to the Borrower prior to the Revolving Credit Termination Date. NationsBank shall not be obligated to make any Swing Line Loan pursuant hereto
(i) if to the actual knowledge of NationsBank the Borrower is not in compliance with all the conditions to the making of Revolving Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings exceed $15,000,000, or (iii) if after giving effect to such Swing Line Loan, the sum of the Swing Line Outstandings, Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment. The Company may borrow, repay and reborrow under this Section 2.13. Unless notified to the contrary by NationsBank, borrowings under the Swing Line shall be made in the minimum amount of $100,000 or, if greater, in amounts which are integral multiples of $10,000, or in the amount necessary to effect a Base Rate Refunding Loan, upon written request by telefacsimile transmission, effective upon receipt, by an Authorized Representative of the Borrower made to NationsBank not later than 3:00 P.M. on the Business Day of the requested borrowing. Each such Borrowing Notice shall specify the amount of the borrowing, the date of borrowing, and the election of either the Base Rate or the Adjusted Federal Funds Rate with respect to such borrowing, and shall be in the form of Exhibit D-2, with appropriate insertions. Unless notified to the contrary by NationsBank, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $10,000 or the aggregate amount of all Swing Line Outstandings. If the Borrower instructs NationsBank to debit any demand deposit account of the Borrower in the amount of any payment with respect to a Swing Line Loan, or NationsBank otherwise receives repayment, after 3:00 P.M. on a Business Day, such payment shall be deemed received on the next Business Day.

         (b) Swing Line Loans shall bear interest, at the Borrower's option, at either (i) the Base Rate, or (ii) the Adjusted Federal Funds Rate; provided, however, that if the Borrowing Notice received by the Administrative Agent with respect to a Swing Line Loan fails to designate either the Base Rate or the Adjusted Federal Funds Rate for such Swing Line Loan, such Swing Line Loan shall bear interest at the Base Rate. The interest payable on Swing Line Loans is solely for the account of NationsBank, and all accrued and unpaid interest on Swing Line Loans shall be payable on the dates and in the manner provided in Sections 2.2(b) and 2.4 with respect to interest on Base Rate Loans. The Swing Line Outstandings shall be evidenced by a Note delivered to NationsBank pursuant to this Section 2.13(b) on the Closing Date in the original principal amount of $15,000,000 and substantially in the form of Exhibit F-2.

         (c) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from NationsBank a Participation therein in an amount equal to that Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand made by NationsBank, each Lender shall, according to its Applicable Commitment Percentage of such Swing Line Loan, promptly provide to NationsBank its purchase price therefor in an amount equal to its Participation therein. Any Advance made by a Lender pursuant to demand of NationsBank of the purchase price of its Participation shall be deemed (i) provided that the conditions to making

Revolving Loans shall be satisfied, a Base Rate Refunding Loan under Section 2.1 until the Borrower Converts such Base Rate Loan in accordance with the terms of
Section 2.8, and (ii) in all other cases, the funding by each Lender of the purchase price of its Participation in such Swing Line Loan. The obligation of each Lender to so provide its purchase price to NationsBank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

         The Borrower, at its option and subject to the terms hereof, may request an Advance pursuant to Section 2.1 in an amount sufficient to repay Swing Line Outstandings on any date and the Administrative Agent shall provide from the proceeds of such Advance to NationsBank the amount necessary to repay such Swing Line Outstandings (which NationsBank shall then apply to such repayment) and credit any balance of the Advance in immediately available funds in the manner directed by the Borrower pursuant to Section 2.1(c)(ii). The proceeds of such Advances shall be paid to NationsBank for application to the Swing Line Outstandings and the Lenders shall then be deemed to have made Loans in the amount of such Advances. The Swing Line shall continue in effect until the Revolving Credit Termination Date, at which time all Swing Line Outstandings and accrued interest thereon shall be due and payable in full.

                                   ARTICLE III

                                Letters of Credit

         3.1. Letters of Credit. The Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Bank; provided, that (i) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment and (ii) no Letter of Credit shall be issued if, after giving effect thereto, Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall exceed the Total Revolving Credit Commitment. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the earlier to occur of one year after the date of its issuance or the fifth Business Day prior to the Stated Termination Date.

         3.2.     Reimbursement.

                  (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by Section 2.1 and Swing Line Loans if permitted by
Section 2.13) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by Section 2.1(c)(iv) and Section 2.13, amounts shall be paid pursuant to Advances under the Revolving Credit Facility or, if the Borrower shall elect, by Swing Line Loans. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Default Rate, such rate to be calculated on the basis of a year of 360 days for actual days elapsed.

                  (b) In accordance with the provisions of Section 2.1(c), the Issuing Bank shall notify the Administrative Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

                  (c) Each Lender (other than the Issuing Bank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under
Section 3.2(a), each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank as hereinafter described, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit.

                           (i) Each Lender (including the Issuing Bank in its capacity as a Lender) shall, subject to the terms and conditions of Article II, pay to the Administrative Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage of any drawing under a Letter of Credit, such funds to be provided in the manner described in Section 2.1(c)(iv).

                           (ii) Simultaneously with the making of each payment by a Lender to the Issuing Bank pursuant to Section 2.1(c)(iv)(B), such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Borrower shall be immediately due and payable whether by Advances made in accordance with
                  Section 2.1(c)(iv), Swing Line Loans made in accordance with
                  Section 2.13, or otherwise.

                           (iii) Each Lender's obligation to make payment to the Administrative Agent for the account of the Issuing Bank pursuant to Section 2.1(c)(iv) and this Section 3.2(c), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Administrative Agent for the account of the Issuing Bank in full upon such request as required by Section 2.1(c)(iv) or this Section 3.2(c), such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 2.1(c) until such Lender pays such amount to the Administrative Agent for the account of the Issuing Bank in full at the interest rate per annum for overnight borrowing by the Administrative Agent from the Federal Reserve Bank.

                           (iv) In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by Issuing Bank from the Borrower, Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (d) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Administrative Agent a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to the Administrative Agent, and the Administrative Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

                  (e) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article VI, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures and shall not be in conflict with any of the express terms herein contained. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

                  (f) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (g)      Without limiting the generality of the provisions of
Section 12.9, the Borrower hereby agrees to indemnify and hold harmless the Issuing Bank, each other Lender and the Administrative Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Administrative Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Administrative Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified or (ii) caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Section 3.2(g) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

                  (h)      Without limiting Borrower's rights as set forth in
Section 3.2(g), the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and that such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

                           (i) any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                           (ii) any amendment or waiver of or any consent to or departure from all or any of the Related LC Documents;

                           (iii) the existence of any claim, setoff, defense (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Administrative Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                           (iv) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Administrative Agent, the Lenders or any other Person;

                           (v) any draft, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                           (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Administrative Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

                           (vii)    any other circumstance or happening
                  whatsoever, whether or not similar to any of the foregoing.

         3.3. Letter of Credit Facility Fees. The Borrower shall pay to the Administrative Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee on the aggregate amount available to be drawn on each outstanding Letter of Credit at a rate equal to the Applicable Margin for Eurodollar Rate Loans, and (ii) for the Issuing Bank, 0.125% based on the aggregate amount available to be drawn on each outstanding Letter of Credit. Such fees shall be due with respect to each Letter of Credit quarterly in arrears on the last day of each March, June, September, and December, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit. The fees described in this
Section 3.3 shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         3.4. Administrative Fees. The Borrower shall pay to the Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time.

                                   ARTICLE IV

                                    Security

         4.1. Security. As security for the full and timely payment and performance of all Obligations, the Credit Parties shall on or before the Closing Date do or cause to be done all things necessary in the opinion of the Administrative Agent and its counsel to grant to the Collateral Agent for the benefit of the Lenders a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer.

         4.2. Guaranty. The Borrower shall cause AFI to amend and restate the AFI Guaranty pursuant to the Consolidated Amendment to be delivered by AFI on or before the Closing Date. The Borrower hereby agrees to cause a Facility Guaranty to be delivered by any Domestic Subsidiary acquired or created after the Closing Date pursuant to the terms of Section 8.19 hereof.

         4.3. Stock Pledge. As security for the full and timely payment and performance of (i) all Obligations now existing or hereafter arising and (ii) if applicable, its obligations as a Guarantor under the Facility Guaranty, the Borrower and each Subsidiary owning any Pledged Stock shall on or before the Closing Date deliver to the Collateral Agent a Pledge Agreement together with certificates representing Pledged Stock with stock powers duly executed in blank which Pledge Agreements shall pledge to the Collateral Agent for the benefit of the Lenders (w) 100% of the capital stock and related interests and rights of any Domestic Subsidiary and (x) not less than 65% of the Voting Stock of any Foreign Subsidiary in accordance with the terms hereof and thereof. The Borrower hereby agrees to, and to cause each Subsidiary to, deliver to the Collateral Agent for the benefit of the Lenders (y) 100% of the capital stock and related interests and rights of any Domestic Subsidiary acquired or created after the Closing Date and (z) not less than 65% of the Voting Stock and 100% of the non-voting common stock and related interests and rights of any Foreign Subsidiary acquired or created after the Closing Date in accordance with the terms hereof and thereof.

         4.4. Security Interests. The Borrower shall on or before the Closing Date deliver or cause to be delivered to the Collateral Agent, the Security Agreement Amendment, the Consolidated Amendment, the Uniform Commercial Code financing statements, and each other Security Instrument sufficient to grant to the Collateral Agent a valid, duly perfected security interest in the Collateral described therein, subject to no prior Liens other than Permitted Liens.

         4.5. Further Assurances. At the request of the Administrative Agent, the Borrower will or will cause its Subsidiaries, as the case may be to execute, by its duly authorized officers, alone or with the Collateral Agent, any certificate, instrument, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which the Administrative Agent or Collateral Agent reasonably deems necessary from time to time to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Collateral Agent contemplated hereby and by the other

Loan Documents and specifically including all Collateral acquired by the Borrower or any Guarantor after the Closing Date.

         4.6. Information Regarding Collateral. The Borrower represents, warrants and covenants that (i) the chief executive office of the Borrower and each other Person providing Collateral pursuant to a Security Instrument (each, a "Grantor") at the Closing Date is located at the address or addresses specified on Schedule 4.6 and (ii) Schedule 4.6 contains a true and complete list of (a) the name and address of each Grantor and of each other Person that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any property constituting Collateral at any time since January 1, 1993 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting inventory in the hands of such seller), (b) each location of the chief executive office of each Grantor at any time since January 1, 1993, (c) each location in which goods constituting Collateral are or have been located since January 1, 1993 (together with the name of each owner of the property located at such address if not the applicable Grantor, and a summary description of the relationship between the applicable Grantor and such Person), and (d) each trade style used by any Grantor since January 1, 1993 and the purposes for which it was used. Borrower shall not change, and shall not permit any other Grantor to change, the location of its chief executive office or any location specified in clause (c) of the immediately preceding sentence, or use or permit any other Grantor to use, any additional trade style, except upon giving not less than thirty (30) days' prior written notice to the Administrative Agent and taking or causing to be taken all such action at Borrower's or such other Grantor's expense as may be reasonably requested by the Administrative Agent or the Collateral Agent to perfect or maintain the perfection of the Lien of the Collateral Agent in the Collateral.

                                    ARTICLE V

                             Change in Circumstances

         5.1.     Increased Cost and Reduced Return.

         (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                           (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Rate Loans, its Note, or its obligation to make Eurodollar Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Rate Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                           (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar
         Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Credit Commitment of such Lender hereunder; or

                           (iii)    shall impose on such Lender (or its
         Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Rate Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 5.1(a), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

         (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c) Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
Section 5.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 5.1 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         5.2. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                  (a) the Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         5.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 5.4 shall be applicable).

         5.4. Treatment of Affected Loans. If the obligation of any Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 5.1 or 5.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section
5.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

         5.5. Compensation. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.1) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article VI to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         5.6. Taxes. (a) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.6) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 12.2, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 5.6) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W- 9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

         (e) For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 5.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 5.6(a) or 5.6(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

         (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 5.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

         (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.6 shall survive the termination of the Revolving Credit Commitments and the payment in full of the Notes.

                                   ARTICLE VI

            Conditions to Making Loans and Issuing Letters of Credit

         6.1. Conditions of Initial Advance. The obligation of the Lenders to make the initial Advance under the Revolving Credit Facility, and of the Issuing Bank to issue any Letter of Credit, and of NationsBank to make any Swing Line Loan, is subject to the conditions precedent that:

                  (a) the Administrative Agent, or with respect to the Security Instruments, the Collateral Agent, shall have received on the Closing Date, in form and substance satisfactory to the Administrative Agent and Lenders, the following:

                           (i)      executed originals of each of this
                  Agreement, the Notes, the Security Agreement Amendment, the Consolidated Amendment, the Pledge Agreement, the LC Account Agreement and the other Loan Documents, together with all schedules and exhibits thereto;

                           (ii) the favorable written opinion or opinions with respect to the Loan Documents and the transactions contemplated thereby of counsel to the Credit Parties dated the Closing Date, addressed to the Administrative Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Administrative Agent, substantially in the form of Exhibit G;

                           (iii) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of each Credit Party certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

                           (iv) specimen signatures of officers of each of the Loan Parties executing the Loan Documents on behalf of such Credit Party, certified by the secretary or assistant secretary of such Credit Party;

                           (v) the Organizational Documents of each of the Loan Parties certified as of a recent date by the Secretary of State of its state of organization;

                           (vi) Operating Documents of each of the Loan Parties
                  certified as of the Closing Date as true and correct by its secretary or assistant secretary;

                           (vii) certificates issued as of a recent date by the Secretaries of State of the respective jurisdictions of formation of each of the Loan Parties as to the due existence and good standing of such Person;

                           (viii) appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of each of the Loan Parties as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could have a Material Adverse Effect;

                           (ix) notice of appointment of the initial Authorized Representative(s);

                           (x) evidence of all insurance required by the Loan Documents;

                           (xi) an initial Borrowing Notice, if any, and, if elected by the Borrower, Interest Rate Selection Notice;

                           (xii) evidence of the filing of Uniform Commercial Code financing statements reflecting the filing in all places required by applicable law to perfect the Liens of the Collateral Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law to perfect the Liens of the Collateral Agent under the Security Instruments as a first priority Lien in and to such other Collateral as the Collateral Agent may require, including without limitation the delivery by the Borrower of all stock certificates evidencing Pledged Stock accompanied in each case by duly executed stock powers (or other appropriate transfer documents) in blank affixed thereto;

                           (xiii) evidence that all fees payable by the Borrower on the Closing Date to the Administrative Agent, NMS and the Lenders have been paid in full;

                           (xiv) Uniform Commercial Code search results showing only those Liens as are acceptable to the Lenders;

                           (xv) receipt of any consents to the transactions contemplated in this Agreement or any other Loan Document required under the Indenture; and

                           (xvi)    such other documents, instruments,
                  certificates and opinions as the Administrative Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

                  (b) In the good faith judgment of the Administrative Agent and the Lenders:

                           (i) there shall not have occurred or become known to the Administrative Agent or the Lenders any event, condition, situation or status since


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



                  the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries the Credit Parties delivered to the Administrative Agent prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;

                           (ii) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which is reasonably likely to result in a Material Adverse Effect; and

                           (iii) the Loan Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of
                  (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Loan Parties is a party or by which any of them or their properties is bound, including without limitation, the Indenture.

         6.2. Conditions of Revolving Loans and Letter of Credit. The obligations of the Lenders to make any Revolving Loans, and the Issuing Bank to issue Letters of Credit and NationsBank to make Swing Line Loans, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the Administrative Agent or, in the case of Swing Line Loans, NationsBank shall have received a Borrowing Notice if required by Article II;

                  (b) the representations and warranties of the Loan Parties set forth in Article VII and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, Swing Line Loan or Letter of Credit issuance or renewal, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 7.6(a)(i) shall be deemed to be those financial statements most recently delivered to the Administrative Agent and the Lenders pursuant to Section 8.1 from the date financial statements are delivered to the Administrative Agent and the Lenders in accordance with such Section;

                  (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request;

                  (d) at the time of (and after giving effect to) each Advance, Swing Line Loan or the issuance of a Letter of Credit, no Default or Event of Default specified in Article X shall have occurred and be continuing; and

                  (e)      immediately after giving effect to:

                           (i) a Revolving Loan, the aggregate principal balance of all outstanding Revolving Loans for each Lender shall not exceed such Lender's Revolving Credit Commitment;

                           (ii) a Letter of Credit or renewal thereof, the aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment;

                           (iii)    a Swing Line Loan, the Swing Line
                  Outstandings shall not exceed $15,000,000; and

                           (iv) a Revolving Loan, Swing Line Loan or a Letter of Credit or renewal thereof, the sum of Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall not exceed the Total Revolving Credit Commitment.

         6.3. Supplements to Schedules. The Borrower may, from time to time but in no event less than five (5) Business Days prior to delivery of any Borrowing Notice hereunder, amend or supplement Schedules 7.10 and 7.18 to this Agreement by delivering (effective upon receipt) to the Administrative Agent and each Lender a copy of such revised Schedule or Schedules which shall (i) be dated the date of delivery, (ii) be certified by an Authorized Representative as true, complete and correct as of such date and as delivered in replacement for the corresponding Schedule or Schedules previously in effect, and (iii) show in reasonable detail (by blacklining or other graphic means) the material changes from each such corresponding predecessor Schedule. In the event the Required Lenders determine based upon such revised Schedules (whether individually or in the aggregate) that there has been a material change which would have a Material Adverse Effect since the Closing Date, or such later date as the Borrower shall have most recently furnished supplements to Schedules under this Section 6.3 or financial statements under Section 8.1 (a) or (b), the Lenders, upon notification to the Borrower, shall have no further obligation to make Advances or Continue or Convert any Loan previously made or renew or extend existing Letters of Credit.

                                   ARTICLE VII

                         Representations and Warranties

         The Borrower represents and warrants with respect to itself and to its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

         7.1.     Organization and Authority.

                  (a) The Borrower and each Subsidiary is a corporation duly organized and validly existing under the laws of the jurisdiction of its formation;

                  (b) The Borrower and each Subsidiary (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

                  (c) The Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                  (d) Each Credit Party (other than the Borrower) has the power and authority to execute, deliver and perform the Facility Guaranty and each of the other Loan Documents to which it is a party; and

                  (e) When executed and delivered, each of the Loan Documents to which any Credit Party is a party will be the legal, valid and binding obligation or agreement, as the case may be, of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

         7.2. Loan Documents. The execution, delivery and performance by each Credit Party of each of the Loan Documents to which it is a party:

                  (a) have been duly authorized by all requisite Organizational Action of such Credit Party required for the lawful execution, delivery and performance thereof;

                  (b) do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on such Credit Party or its properties, or (iii) the Organizational Documents or Operating Documents of such Credit Party;

                  (c) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which such Credit Party is a party, or by which the properties or assets of such Credit Party are bound; and

                  (d) does not and will not result in the creation or imposition of any Lien upon any of the properties or assets of such Credit Party or any Subsidiary except any Liens in favor of the Collateral Agent and the Lenders created by the Security Instruments;

         7.3. Solvency. Each Credit Party is Solvent after giving effect to the transactions contemplated by the Loan Documents;

         7.4. Subsidiaries and Stockholders. The Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 7.4 and additional Subsidiaries created or acquired after the Closing Date in compliance with Section 8.19; Schedule 7.4 states as of the date hereof the organizational form of each entity, the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Subsidiary and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or other equity interest owned by Borrower or by any such Subsidiary; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 7.4, free and clear of any Lien;

         7.5. Ownership Interests. Borrower owns no interest in any Person other than the Persons listed in Schedule 7.4, equity investments in Persons not constituting Subsidiaries permitted under Section 9.7 and additional Subsidiaries created or acquired after the Closing Date in compliance with
Section 8.19;

         7.6.     Financial Condition.

                  (a) The Borrower has heretofore furnished to each Lender an audited balance sheet of the Borrower and its Subsidiaries as at March 31, 1998 and the notes thereto and the related statements of operations, stockholders' equity and cash flows for the Fiscal Year then ended as examined and certified by Arthur Andersen LLP. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower as of the end of such Fiscal Year and results of their operations and the changes in its stockholders' equity for the Fiscal Year then ended, all in conformity with GAAP applied on a Consistent Basis;

                  (b) since the later of (i) the date of the audited financial statements delivered pursuant to Section 7.6(a) hereof or
         (ii) the date of the audited financial statements most recently delivered pursuant to Section 8.1(a) hereof, there has been no material adverse change in the condition, financial or otherwise, of the Borrower or any of its Subsidiaries or in the businesses, properties, performance, prospects or operations of the Borrower or its Subsidiaries, nor have such businesses or properties been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

                  (c) except as set forth in the financial statements referred to in Section 7.6(a) or in Schedule 7.6 or permitted by
         Section 9.5, neither Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material Indebtedness, Guaranties or other commitment or liability which remains outstanding or unsatisfied;

         7.7. Title to Properties. The Borrower and each of its Subsidiaries and each other Credit Party has good and marketable title to all its real and personal properties, subject to no transfer restrictions or Liens of any kind, except for the transfer restrictions and Liens described in Schedule 7.7 and Liens permitted by Section 9.4;

         7.8. Taxes. Except as set forth in Schedule 7.8, the Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 7.6(a) and satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due;

         7.9.     Other Agreements.  No Credit Party nor any Subsidiary is

                  (a) a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to other restrictions, which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or

                  (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which such Credit Party or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period would reasonably be likely to have, a Material Adverse Effect;

         7.10. Litigation. Except as set forth in Schedule 7.10, there is no action, suit, investigation or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or other Credit Party or affecting the Borrower or any Subsidiary or other Credit Party or any properties or rights of the Borrower or any Subsidiary or other Credit Party, which would reasonably be likely to have a Material Adverse Effect;

         7.11. Margin Stock. The proceeds of the borrowings made hereunder will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

         7.12. Investment Company. No Credit Party is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower and the other Loan Parties of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

         7.13. Patents, Etc. The Borrower and each other Credit Party owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, other proprietary right of any other Person, except in each case where the use or conflict would not reasonably be likely to have a Material Adverse Effect;

         7.14. No Untrue Statement. Neither (a) this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any other Credit Party in accordance with or pursuant to any Loan Document nor (b) any statement, representation, or warranty provided to the Administrative Agent in connection with the negotiation or preparation of the Loan Documents contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such warranty, representation or statement contained therein not misleading;

         7.15. No Consents, Etc. Neither the respective businesses or properties of the Loan Parties or any Subsidiary, nor any relationship among the Loan Parties or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of any Credit Party as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be;

         7.16.    Employee Benefit Plans.

                  (a) Except where noncompliance would not have a Material Adverse Effect or result in a liability or potential liability exceeding $1,000,000, the Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                  (b) Neither the Borrower nor any ERISA Affiliate has (i) engaged in a nonexempt prohibited transaction described in Section 4975 of the Code or Section 406 of ERISA affecting any of the Employee Benefit Plans or the trusts created thereunder which could subject any such Employee Benefit Plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA, (ii) incurred any accumulated funding deficiency with respect to any Employee Benefit Plan, whether or not waived, or any other liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Section 412 of the Code, Section 302 of ERISA or the terms of such Employee Benefit Plan;

                  (c) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan, and neither the Borrower nor any ERISA Affiliate has incurred any unpaid withdrawal liability with respect to any Multiemployer Plan;

                  (d) Except to the extent permitted by ERISA, the present value of all vested accrued benefits under each Employee Benefit Plan which is subject to Title IV of ERISA, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Employee Benefit Plan allocable to such benefits;

                  (e) To the best of the Borrower's knowledge, each Employee Benefit Plan subject to Title IV of ERISA, maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules;

                  (f) The consummation of the Loans and the issuance of the Letters of Credit provided for herein will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption; and

                  (g) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan;

         7.17. No Default. As of the date hereof, there does not exist any Default or Event of Default hereunder;

         7.18. Environmental Laws. Except as listed on Schedule 7.18, the Borrower and each Subsidiary is in material compliance with all applicable Environmental Laws and has been issued and currently maintains all required federal, state and local permits, licenses, certificates and approvals. Except as listed on Schedule 7.18, neither the Borrower nor any Subsidiary has been notified of any pending or threatened action, suit, proceeding or investigation, and neither the Borrower nor any Subsidiary is aware of any facts, which (a) calls into question, or could reasonably be expected to call into question, material compliance by the Borrower or any Subsidiary with any Environmental Laws, (b) seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any material license, permit or approval necessary for the operation of the Borrower's or any Subsidiary's business or facilities or for the generation, handling, storage, treatment or disposal of any Hazardous Materials, or (c) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Subsidiary or other Credit Party to be subject to any material restrictions on ownership, use, occupancy or transferability under any Environmental Law;

         7.19. Employment Matters. (a) None of the employees of the Borrower or any Subsidiary is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Subsidiary or between the Borrower or any Subsidiary and any of its employees, other than employee grievances arising in the ordinary course of business which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

         (b) Except to the extent a failure to maintain compliance would not reasonably be expected to have a Material Adverse Effect, the Borrower and each Subsidiary is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending or threatened any litigation, administrative proceeding nor, to the knowledge of the Borrower, any investigation, in respect of such matters which, if decided adversely, would reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect; and

         7.20. RICO. Neither the Borrower nor any Subsidiary is engaged in or has engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

         7.21.    Year 2000 Compliance. The Borrower and its Subsidiaries have
(i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by information received from suppliers and vendors) that could reasonably be expected to be adversely affected by the Year 2000 Problem, (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan substantially in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those affected by information received from its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be Year 2000 Compliant, except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

                                  ARTICLE VIII

                             Affirmative Covenants

         Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Subsidiary to:

         8.1. Financial Reports, Etc. (a) As soon as practical and in any event within 90 days after the end of each Fiscal Year of the Borrower, deliver or cause to be delivered to the Administrative Agent and each Lender (i) balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year, and the notes thereto, and the related statements of operations, stockholders' equity and cash flows, and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for the preceding Fiscal Year with a narrative discussion of the comparative financial results and financial condition of the two periods, all prepared in accordance with GAAP applied on a Consistent Basis and containing, with respect to the consolidated financial statements, opinions of Arthur Andersen LLP, or other such independent certified public accountants selected by the Borrower and approved by the Administrative Agent, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Borrower and without any exception not acceptable to the Required Lenders, and (ii) a certificate of an Authorized Representative demonstrating compliance with Sections 9.1(a) through 9.1(c), 9.3 and 9.5(h), which certificate shall be in the form of Exhibit H. To the extent that the Borrower's annual report on Form 10-K contains any of the foregoing items, the Administrative Agent and the Lenders will accept the Borrower's Form 10-K in lieu of such items;

         (b) as soon as practical and in any event within 45 days after the end of each fiscal quarter (except the last fiscal quarter of the Fiscal Year), beginning with the fiscal quarter ending on June 30, 1998, deliver to the Administrative Agent and each Lender (i) balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter and most recent Fiscal Year, and the related statements of operations and cash flows for such fiscal quarter and for the comparable fiscal quarter in the prior Fiscal Year with a narrative discussion of the comparative financial results and financial condition of the two periods, and accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal period and the results of their operations and the changes in their financial position for such fiscal period, subject to year end audit and other customary adjustments to interim financial statements and (ii) a certificate of an Authorized Representative containing computations for such quarter comparable to that required pursuant to Section 8.1(a)(ii); to the extent that the Borrowers' quarterly report on Form 10-Q contains any of the foregoing items, the Administrative Agent and the Lenders will accept the Borrower's Form 10-Q in lieu of such items;

         (c) together with each delivery of the financial statements required by Section 8.1(a)(i), deliver to the Administrative Agent and each Lender a letter from the Borrower's accountants specified in Section 8.1(a)(i) stating that in performing the audit necessary to render an opinion on the financial statements delivered under Section 8.1(a)(i), they obtained no knowledge of any

Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); or if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

         (d) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Administrative Agent and each Lender a copy of
(i) all regular or special reports or effective registration statements which Borrower or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower or any Subsidiary to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit of the Borrower or any Subsidiary;

         (e) not later than thirty (30) days after the last Business Day of each Fiscal Year, deliver to the Administrative Agent and each Lender a projection of the expected financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis for the upcoming Fiscal Year (including, but not limited to, a projected consolidated balance sheet, statement of operations, statement of cash flows and statement of changes in stockholder's equity, and including a detailed breakdown of proposed Capital Expenditures, with a narrative discussion of the assumptions behind the projections); and

         (f) promptly, from time to time, deliver or cause to be delivered to the Administrative Agent and each Lender such other information regarding Borrower's and any Subsidiary's operations, business affairs and financial condition as the Administrative Agent or such Lender may reasonably request;

         The Administrative Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Administrative Agent, to any Governmental Authority having jurisdiction over the Administrative Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement;

         8.2. Maintain Properties. Maintain all properties necessary to its operations in good working order and condition, make all needed repairs, replacements and renewals to such properties, and maintain free from Liens all trademarks, trade names, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are reasonably necessary to conduct its business as currently conducted or as contemplated hereby, all in accordance with customary and prudent business practices;



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

         8.3. Existence, Qualification, Etc. Except as otherwise expressly permitted under Section 9.8, or except to the extent the failure would not reasonably be expected to have a Material Adverse Effect, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary;

         8.4. Regulations and Taxes. Comply in all material respects with or contest in good faith all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien against any of its properties except liabilities being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves acceptable to the Borrower's independent certified public accountants have been established unless and until any Lien resulting therefrom attaches to any of its property and becomes enforceable against its creditors;

         8.5. Insurance. (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner as are customarily insured against by similar businesses owning such properties similarly situated and otherwise as required by the Security Instruments, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and (c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes) and against loss by reason by business interruption, such policies of insurance to have such limits, deductibles, exclusions, co-insurance and other provisions providing no less coverages than that specified in Schedule 8.5, such insurance policies which insure the Collateral to be in form reasonably satisfactory to the Collateral Agent. Each of the policies of insurance described in this Section 8.5 insuring any of the Collateral shall provide that the insurer shall give the Collateral Agent not less than thirty (30) days' prior written notice before any such policy shall be terminated, lapse or be altered in any manner;

         8.6. True Books. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements;

         8.7. Right of Inspection. Permit any Person designated by any Lender or the Administrative Agent to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any Subsidiary and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice;



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

         8.8. Observe all Laws. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any Governmental Authority with respect to the conduct of its business;

         8.9. Governmental Licenses. Obtain and maintain all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and as contemplated by the Loan Documents, except where the failure would not reasonably be expected to have a Material Adverse Effect;

         8.10. Covenants Extending to Other Persons. Cause each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 8.2 through 8.9, and 8.18 inclusive;

         8.11. Officer's Knowledge of Default. Upon either the Chief Executive Officer, the Chief Financial Officer or Assistant Treasurer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary or other Credit Party to any Lender, or any event, development or occurrence which would reasonably be expected to have a Material Adverse Effect, cause such officer or an Authorized Representative to promptly notify the Administrative Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Subsidiary or other Credit Party proposes to take with respect thereto;

         8.12. Suits or Other Proceedings. Upon either the Chief Executive Officer, the Chief Financial Officer or Assistant Treasurer of the Borrower obtaining knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary or other Credit Party, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary or other Credit Party, making a claim or claims in an aggregate amount greater than $10,000,000 not otherwise covered by insurance, promptly deliver to the Administrative Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process;

         8.13. Notice of Environmental Complaint or Condition. Promptly provide to the Administrative Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims or citations received by the Borrower or any Subsidiary relating to any (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Law; (b) release or threatened release by the Borrower or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Material on behalf of the Borrower or any Subsidiary, or at any facility or property owned or leased or operated by the Borrower or any Subsidiary, of any Hazardous Material, except where occurring legally pursuant to a permit or license; or
(c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials;

         8.14. Environmental Compliance. If the Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or any

Subsidiary has violated any Environmental Law, has released any Hazardous Material, or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower and any Subsidiary shall, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability;

         8.15. Indemnification. Without limiting the generality of Section 12.9, the Borrower hereby agrees to indemnify and hold the Agents and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including assessment and cleanup costs and reasonable attorneys', consultants' or other expert fees, expenses and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by the Borrower or any Subsidiary or with respect to any property owned, operated or leased by the Borrower or any Subsidiary or (b) the handling, storage, transportation, treatment, emission, release, discharge or disposal of any Hazardous Materials by or on behalf of the Borrower or any Subsidiary, or on or with respect to property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this Section 8.15 shall survive repayment of the Obligations or the Facility Termination Date and expiration or termination of this Agreement;

         8.16. Further Assurances. At the Borrower's cost and expense, upon request of the Administrative Agent or the Collateral Agent, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent or the Collateral Agent, as the circumstances may dictate, such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent or the Collateral Agent to carry out more effectively the provisions and purposes of this Agreement, the Security Instruments and the other Loan Documents;

         8.17. Employee Benefit Plans.

               (a) With reasonable promptness, and in any event within thirty (30) days thereof, give notice to the Administrative Agent of
         (a) the establishment of any new Pension Plan (which notice shall include a copy of such plan), (b) the commencement of contributions to any Employee Benefit Plan to which the Borrower or any of its ERISA Affiliates was not previously contributing, (c) any material increase in the benefits of any existing Employee Benefit Plan, (d) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (e) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code exceeding in the aggregate $750,000 by the due date;

               (b) Promptly and in any event within fifteen (15) days of becoming aware of the occurrence or forthcoming occurrence of any (a) Termination Event or (b) nonexempt

         "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, deliver to the Administrative Agent a notice specifying the nature thereof, what action the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and

               (c)  With reasonable promptness but in any event within fifteen
         (15) days for purposes of clauses (a), (b) and (c), deliver to the Administrative Agent copies of (a) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Administrative Agent in writing within five (5) Business Days of the Borrower or any ERISA Affiliate obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA;

         8.18. Continued Operations. Continue at all times to conduct its business and engage principally in the same line or lines of business substantially as heretofore conducted;

         8.19. New Subsidiaries. Simultaneously with the acquisition or creation of any Subsidiary, cause to be delivered to the Administrative Agent or, with respect to the items described in Section 8.19(b) and 8.19(c) hereof, the Collateral Agent, for the benefit of the Lenders each of the following:

               (a) if such Subsidiary is a Domestic Subsidiary, a Facility Guaranty executed by such Subsidiary substantially in the form of
         Exhibit I and a Security Agreement substantially in the form of Exhibit J;

               (b) if such Subsidiary is a corporation or is a non-corporate entity that has issued certificates evidencing ownership of interests therein, (A) the Pledged Stock or, if applicable, certificates of ownership of such interests, together with duly executed stock powers or powers of assignment in blank affixed thereto, and (B) if such Collateral shall be owned by a Subsidiary who has not then executed and delivered to the Collateral Agent a Security Instrument from the owner of such Collateral granting a Lien to the Collateral Agent in such Collateral, a Pledge Agreement substantially similar in form and content to that executed and delivered by the Borrower as of the Closing Date, with appropriate



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

         revisions as to the identity of the pledgor and securing the obligations of such pledgor under its Facility Guaranty;

               (c) if such Subsidiary is a non-corporate entity not described in clause (b) immediately above, (A) the certificate of the registrar of such entity with respect to the registration of the Lien on ownership interests, and (B) if such Collateral shall be owned by a Subsidiary who has not then executed and delivered to the Collateral Agent a Security Instrument from the owner of such Collateral granting a Lien to the Collateral Agent in such Collateral, a Pledge Agreement substantially similar in form and content to that executed and delivered by the Borrower as of the Closing Date, with appropriate revisions as to the identity of the pledgor and securing the obligations of such pledgor under its Facility Guaranty;

               (d) an opinion of counsel to the Subsidiary dated as of the date of delivery of the Facility Guaranty and other Loan Documents provided for in this Section 8.19 and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent (which opinion may include assumptions and qualifications of similar effect to those contained in the opinions of counsel delivered pursuant to Section 6.1(a)), to the effect that:

                    (A) such Subsidiary is duly organized, validly existing and in good standing in the jurisdiction of its formation, has the requisite power and authority to own its properties and conduct its business as then owned and then conducted and proposed to be conducted, and is duly qualified to transact business and is in good standing as a foreign corporation or partnership in each other jurisdiction in which the character of the properties owned or leased, or the business carried on by it, requires such qualification and the failure to be so qualified would reasonably be likely to result in a Material Adverse Effect; and

                    (B) the execution, delivery and performance of the Facility Guaranty and other Loan Documents described in this
               Section 8.19 to which such Subsidiary is a signatory have been duly authorized by all requisite corporate or partnership action (including any required shareholder or partner approval), each of such agreements has been duly executed and delivered and constitutes the valid and binding agreement of such Subsidiary, enforceable against such Subsidiary in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

               (e) current copies of the charter documents, including partnership agreements and certificate of limited partnership, if applicable, and bylaws of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the board of directors, partners, or appropriate committees thereof (and, if required by such charter



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

         documents, bylaws or by applicable law, of the shareholders) of such Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 8.19.

         8.20. Year 2000 Compliance. The Borrower will promptly notify the Administrative Agent and the Lenders in the event the Borrower discovers or determines that any computer application (including those affected by information received from its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.



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

                                   ARTICLE IX

                               Negative Covenants

         Until the Obligations have been paid and satisfied in full, no Letters of Credit remain outstanding and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

         9.1.  Financial Covenants.

         (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any Four-Quarter Period to be greater than 3.75 to 1.00.

         (b) Consolidated Net Worth. Permit Consolidated Net Worth to be less than the sum of (i) $155,000,000, plus (ii) for each fiscal quarter of the Borrower since the Closing Date to the most recent fiscal quarter of the Borrower being reported, 50% of Consolidated Net Income greater than -0-, plus
(iii) (for purposes of this Section 9.1(b) only, without duplication) 50% of any after tax extraordinary gain, plus (iv) 75% of the Net Proceeds of any Equity Offering.

         (c) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio to be less than 2.75 to 1.00.

         9.2. Acquisitions. Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Borrower and its Subsidiaries, (ii) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and, if the Cost of Acquisition is in excess of $25,000,000, the Borrower shall have furnished to the Administrative Agent (A) pro forma historical financial statements as of the end of the most recently completed Fiscal Year of the Borrower and most recent interim fiscal quarter, if applicable giving effect to such Acquisition and (B) a certificate in the form of Exhibit H prepared on a historical pro forma basis giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto, (iii) the Person acquired shall be a wholly-owned Subsidiary, or be merged into the Borrower or a wholly-owned Subsidiary, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be the Borrower or a wholly-owned Subsidiary), and
(iv) if the Cost of Acquisition shall exceed $50,000,000, the Required Lenders shall consent to such Acquisition in their discretion;

         9.3. Capital Expenditures. Make or become committed to make Capital Expenditures, which exceed in the aggregate in any Fiscal Year of the Borrower $35,000,000 (on a limited



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
cumulative basis, with the effect that amounts up to $7,500,000 not expended in any Fiscal Year may be carried forward to subsequent Fiscal Years, provided however, Capital Expenditures in any Fiscal Year, inclusive of amounts carried forward from previous Fiscal Years, shall in no event exceed $50,000,000).

         9.4. Liens. Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, other than

               (a) Liens created under the Security Instruments in favor of the Collateral Agent and the Lenders, and Liens otherwise existing as of the date hereof and as set forth in Schedule 7.7;

               (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;

               (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and which Liens are not yet enforceable against other creditors;

               (d) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

               (e) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Subsidiary;

               (f) Liens on fixed assets of the Borrower and its Subsidiaries securing Indebtedness permitted under Section 9.5(h), provided the amount of such Indebtedness so secured does not exceed at any time ten percent (10%) of Consolidated Tangible Assets, and provided further that, with respect to purchase money Indebtedness and Capital



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

         Leases, the amount of such Indebtedness represents not less than 75% of the aggregate book value of the fixed assets securing such Indebtedness and no property other than the assets purchased secures such Indebtedness;

               (g) Subject to Section 10.1(i), Liens arising by reason of any judgment, decree or order of any court, to the extent that such judgment, decree or order is adequately bonded, or such judgment, decree or order is covered by insurance as to which the insurance company has not disclaimed or disputed in writing its obligations for coverage, or appropriate legal proceedings have been duly initiated for the review of such judgment, decree or order and such proceedings have not been formally terminated, or the period within which such proceedings may be initiated has not expired; or

               (h) Liens securing refinancing, extensions or renewals of Indebtedness or obligations secured by Liens permitted in clauses (a) through (f) above; provided that (x) the amount of any such extended, renewed or refinancing Indebtedness or obligation is not increased,
         (y) such extended, renewed or refinancing Indebtedness or obligation is on terms and conditions no more restrictive than the terms and conditions of the Indebtedness or obligations being extended or renewed and (z) such Liens cover only property or assets theretofore subject thereto (and for purposes of this clause (i) "refinancing" Indebtedness shall have the meaning provided in Section 9.5(a));

         9.5. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, howsoever evidenced, except:

               (a) Indebtedness existing as of the Closing Date as set forth in Schedule 7.6 and any refinancing of such Indebtedness; provided, that the aggregate principal amount of such refinancing Indebtedness is not increased and such refinancing is on terms and conditions no more restrictive than the terms and conditions of the Indebtedness being refinanced (and for purposes hereof a "refinancing" Indebtedness shall include Indebtedness incurred within 90 days after the refinanced Indebtedness is repaid);

               (b) Indebtedness owing to the Administrative Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

               (c)  Indebtedness under the Senior Notes and the Indenture;

               (d) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

               (e) Indebtedness arising from Rate Hedging Obligations permitted under Section 9.16;

               (f) Guaranties of the Borrower or any Guarantor in respect of Indebtedness permitted to be incurred under this Section 9.5;

               (g) Without limitation on the provisions of Section 9.5(a), the Borrower may refinance or otherwise restructure the $20,000,000 outstanding balance of the Subordinated Intercompany Note (including without limitation by assuming another obligation as a result of the merger of FLS into the Borrower or by directly entering into a new obligation in replacement of the Subordinated Intercompany Note), provided that the Indebtedness resulting from such refinancing or restructuring is subordinate to the Notes and includes scheduled principal payments not exceeding $3,500,000 in any Fiscal Year; and

               (h)  additional Indebtedness not otherwise covered by clauses
         (a) through (g) above, provided that the aggregate outstanding principal amount of all such other Indebtedness permitted under this clause (h) shall in no event exceed twenty percent (20%) of Consolidated Tangible Assets at any time;

         9.6. Transfer of Assets. Sell, lease, transfer or otherwise dispose of any assets of Borrower or any Subsidiary other than (a) dispositions of inventory in the ordinary course of business, (b) dispositions of property that is substantially worn, damaged, obsolete or, in the judgment of the Borrower, no longer best used or useful in its business or that of any Subsidiary (including, but not limited to up to $14,000,000 identified as assets held for sale on the Borrower's consolidated balance sheet as of March 31, 1998), (c) transfers of assets necessary to give effect to merger or consolidation transactions permitted by Section 9.8, (d) the disposition of Eligible Securities in the ordinary course of management of the investment portfolio of the Borrower and its Subsidiaries, (e) sales and other transfers of assets from the Borrower to a Guarantor and vice versa (including without limitation the sale or other transfer of receivables between the Borrower and AFI); (f) the sale or other disposition of all or any substantial part of the Atlas division of the Borrower; (g) the sale or other disposition of assets up to $10,000,000 in any Fiscal Year to the extent that the net proceeds thereof are reinvested in the business of the Borrower or any Guarantor within twelve months thereafter; and (h) other dispositions in any one Fiscal Year at fair market value of assets that do not constitute Collateral having a book or market value (whichever is higher) not exceeding $5,000,000;

         9.7. Investments. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower may maintain investments or invest in:

               (a) securities of any Person acquired in an Acquisition permitted hereunder;

               (b)  Eligible Securities;

               (c) investments existing as of the date hereof and as set forth in Schedule 7.4;

               (d) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

               (e)  investments in Subsidiaries which are Guarantors;

               (f) other loans, advances and investments made in the ordinary course of business in an aggregate principal amount at any time outstanding not to exceed $5,000,000;

               (g) loans to officers, directors and employees of the Borrower or any Subsidiary not exceeding in an aggregate principal amount at any time outstanding not to exceed $1,000,000;

               (h) promissory notes received as a result of a sale or other disposition of an asset permitted under Section 9.6; and

               (i)  additional Investments not otherwise covered by clauses
         (a) through (h) above, provided that the aggregate amount of such Investments permitted under this clause (i) shall not exceed ten percent (10%) of Consolidated Net Worth.

         9.8. Merger or Consolidation. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it, or (c) liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets (other than sales and other transfers permitted under Section 9.6); provided, however, (i) any Subsidiary of the Borrower may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any wholly-owned Subsidiary of the Borrower, (ii) the Borrower may merge FLS into the Borrower, and (iii) any other Person may merge into or consolidate with the Borrower or any wholly-owned Subsidiary and any Subsidiary may merge into or consolidate with any other Person in order to consummate an Acquisition permitted by Section 9.2, provided further, that any resulting or surviving entity shall execute and deliver such agreements and other documents, including a Facility Guaranty, and take such other action as the Administrative Agent may require to evidence or confirm its express assumption of the obligations and liabilities of its predecessor entities under the Loan Documents;

         9.9. Restricted Payments. Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing; provided, however, the Borrower may make the following Restricted Payments in any Fiscal Year (on a non-cumulative basis, with the effect that amounts not paid in any Fiscal Year may not be carried over for payment in a subsequent period) if immediately prior to and immediately after giving effect thereto no Default or Event of Default shall exist or occur and be continuing:

               (a) cash payments or dividends to or on behalf of FLS for (i) reimbursement of tax obligations not otherwise paid by the Borrower, and (ii) holding company expenses not to exceed $100,000;

               (b) the refinancing or other restructuring of up to $20,000,000 of the principal amount of the Subordinated Intercompany Note; provided, however, that any Indebtedness resulting from such refinancing or restructuring (i) is subordinate to the Obligations under subordination terms substantially similar to those contained in the Subordinated Intercompany Note, (ii) is in an aggregate principal amount not greater than the amount being refinanced or restructured, and (iii) includes scheduled principal payments in an amount not to exceed $3,500,000 in any Fiscal Year; and

               (c) sales and other transfers of assets from the Borrower or a Guarantor to the Borrower or a Guarantor (including without limitation the sale or other transfer of receivables between the Borrower and
         AFI); and

               (d)  other Restricted Payments not otherwise covered by clauses
         (a) through (c) above made after the Closing Date not in excess of the sum of (i) fifty percent (50%) of the Consolidated Net Income during the period (taken as one accounting period) from the first day of the Borrower's fiscal quarter ending on June 30, 1998 to the last day of the Borrower's most recently ended fiscal quarter for which internal financial statements are available at the time of such proposed Restricted Payment (or, if such aggregate Consolidated Net Income is a loss, minus 100% of such amount); (ii) twenty-five percent (25%) of the aggregate Net Proceeds received by the Borrower after the Closing Date from any Equity Offering; and (iii) $10,000,000.

         9.10. Transactions with Affiliates. Other than transactions permitted under Sections 9.7, 9.8 and 9.9, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Subsidiary may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Subsidiary and (c) that the Borrower may purchase, sell, exchange or lease property to or from an Affiliate upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate;

         9.11. Compliance with ERISA. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

               (a) permit the occurrence of any Termination Event which would result in a liability on the part of the Borrower or any ERISA Affiliate to the PBGC exceeding $1,000,000; or

               (b) except to the extent permitted under ERISA, permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities; or



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

               (c) permit any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived; or

               (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

               (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to
         Section 502(I) of ERISA or a tax pursuant to Section 4975 of the Code is reasonably likely to be imposed exceeding in the aggregate $1,000,000 for which a statutory or class exemption is not available or a private exemption has not been obtained; or

               (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in material additional liability to the Borrower or any ERISA Affiliate or materially increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan; or

               (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Laws and all other applicable laws and the regulations and interpretations thereof;

         9.12. Fiscal Year. Change its Fiscal Year;

         9.13. Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with a merger or consolidation permitted pursuant to Section 9.8;

         9.14. Limitations on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property, whether now owned or hereafter acquired in a related transaction or series of related transactions, which has been or is to be sold or transferred by the Borrower or any Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Subsidiary if, after giving effect thereto, the aggregate outstanding amount of all such transactions then in effect would exceed $25,000,000;



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         9.15. Change in Control. Cause, suffer or permit to exist or occur any
Change of Control;

         9.16. Rate Hedging Obligations. Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except pursuant to Swap Agreements in an aggregate notional amount not to exceed at any time 10% of the Total Revolving Credit Commitment;

         9.17. Negative Pledge Clauses. Except with respect to the Indenture, enter into or cause, suffer or permit to exist any agreement with any Person other than the Agents and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, provided that the Borrower and any Subsidiary may enter into such an agreement in connection with property acquired with the proceeds of purchase money Indebtedness and Capital Leases to the extent permitted hereunder when such prohibition or limitation is by its terms effective only against the assets subject to such Lien;

         9.18. Prepayments, Etc. of Indebtedness.

               (a)  Other than the refinancing or restructuring permitted under
         Section 9.5, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness subordinate to the Obligations; or

               (b) amend, modify or change in any manner any term or condition of any Indebtedness described in Section 9.5(a) so that the terms and conditions thereof are less favorable to the Agents and the Lenders than the terms of such Indebtedness as of the Closing Date.



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                                   ARTICLE X

                       Events of Default and Acceleration

         10.1. Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

               (a) if default shall be made in the due and punctual payment of the principal of any Loan, Reimbursement Obligation or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or Article III, at maturity, by acceleration or otherwise; or

               (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan, Reimbursement Obligation or other Obligation or of any fees or other amounts payable to any of the Lenders or the Administrative Agent on the date within three (3) Business Days on which the same shall be due and payable; or

               (c) if default shall be made in the performance or observance of any covenant set forth in Section 8.7, 8.11, 8.19 or Article IX;

               (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Administrative Agent or an officer of the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Administrative Agent or any of the Lenders or delivered to the Administrative Agent or any of the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect (other than by reason of any action by the Agents), or if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of any action by the Lenders or the Agents); or

               (e) if there shall occur (i) a default, which is not waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness or Rate Hedging Obligation (other than the Loans and other Obligations) of the Borrower or any



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

         Subsidiary in an amount not less than $1,000,000 in the aggregate outstanding, or (ii) a default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness or Rate Hedging Obligation may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, or (iii) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness or Rate Hedging Obligation may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default or event of default shall continue for more than the period of grace, if any, therein specified, or such default or event of default shall permit the holder of any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof; or

               (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Administrative Agent or any Lender by or on behalf of the Borrower or any other Credit Party pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given; or

               (g) if the Borrower or any Subsidiary or other Credit Party shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

               (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Subsidiary or other Credit Party or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Subsidiary or other Credit Party or of the whole or any substantial part of its properties, which control is not relinquished within sixty
         (60) days; or if there is commenced against the Borrower or any Subsidiary or other Credit Party any proceeding or petition seeking reorganization, arrangement, liquidation or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Subsidiary or other Credit Party takes any action to indicate its consent to or approval of any such proceeding or petition; or

               (i) if (i) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $1,000,000 is rendered against the Borrower or any Subsidiary, or (ii) there is any attachment,



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

         injunction or execution against any of the Borrower's or Subsidiaries' properties for any amount in excess of $1,000,000 in the aggregate; and such judgment, attachment, injunc tion or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days; or

               (j) if the Borrower or any Subsidiary shall, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower or such Subsidiary for a period of more than 60 days; or

               (k) if there shall occur and not be waived an Event of Default as defined in any of the other Loan Documents;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                    (A)  either or both of the following actions may be taken:
               (i) the Administrative Agent, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and the Issuing Bank to make further Revolving Loans and Swing Line Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Revolving Loans, of NationsBank to make further Swing Line Loans, and of the Issuing Bank to issue additional Letters of Credit, hereunder shall terminate immediately, and (ii) the Administrative Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Administrative Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Revolving Loans, of NationsBank to make Swing Line Loans, and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Administrative Agent or the Required Lenders or notice to the Administrative Agent or the Lenders;

                    (B) the Borrower shall, upon demand of the Administrative Agent or the Required Lenders, deposit cash with the Administrative Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and



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               such amounts shall be held by the Administrative Agent pursuant to the terms of the LC Account Agreement; and

                    (C) the Agents and each of the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

         10.2. Agents to Act. In case any one or more Events of Default shall occur and not have been waived, the Agents may, with the consent of the Required Lenders, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         10.3. Cumulative Rights. No right or remedy herein conferred upon the Lenders or the Agents is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         10.4. No Waiver. No course of dealing between the Borrower and any Lender or the Agents or any failure or delay on the part of any Lender or the Agents in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         10.5. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to
Article X hereof, all payments received by the Administrative Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Administrative Agent in the following order:

               (a)  amounts due to the Lenders pursuant to Sections 2.10, 3.3,
         3.4 and 12.5;

               (b) amounts due to the Administrative Agent pursuant to Section 11.9;

               (c) payments of interest on Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to NationsBank);

               (d) payments of principal of Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in



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

         respect of Swing Line Outstandings being included in such calculation and paid to NationsBank);

               (e) payments of cash amounts to the Administrative Agent in respect of outstanding Letters of Credit pursuant to Section 10.1(B);

               (f)  amounts due to the Lenders pursuant to Sections 3.2(g),
         8.15 and 12.9;

               (g) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders;

               (h) amounts due to any of the Lenders in respect of Obligations consisting of liabilities under any Swap Agreement with any of the Lenders on a pro rata basis according to the amounts owed; and

               (i) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.



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                                   ARTICLE XI

                                   The Agents

         11.1. Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its administrative agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby irrevocably appoints and authorizes the Collateral Agent to act as its collateral agent under the Security Instruments with such powers and discretion as are specifically delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent and the Collateral Agent (which terms as used in this sentence and in Section 11.5 and the first sentence of Section 11.6 hereof shall include the Administrative Agent's and the Collateral Agent's affiliates and their own and their affiliates' officers, directors, employees, and agents):

               (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender;

               (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder;

               (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or affiliates;

               (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and

               (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct.

The Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by them with reasonable care.



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         11.2. Reliance by Agents. The Agents shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by them to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by them. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 12.1 hereof. As to any matters not expressly provided for by this Agreement, the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that neither the Administrative Agent nor the Collateral Agent shall be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         11.3. Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Agents shall (subject to Section 11.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as the Agents shall deem advisable in the best interest of the Lenders.

         11.4. Rights as Lender. With respect to its Revolving Credit Commitment and the Loans made by it, the Agents (and any successor acting as Administrative Agent or Collateral Agent) and the Co-Agent, in their respective capacities as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though they were not acting as the Administrative Agent, Collateral Agent or Co-Agent, as the case may be, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent, the Collateral Agent and the Co-Agent in their respective individual capacities. Each of the Agents (and any successor acting as Administrative Agent or Collateral Agent) and the Co-Agent, and their respective affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or affiliates as if it were not acting as Administrative Agent, Collateral Agent or Co-Agent, as the case may be, and the Agents (and any successor acting as Administrative Agent or Collateral Agent), the Co-Agent and their respective affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or affiliates for services in



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connection with this Agreement or otherwise without having to account for the same to the Lenders.

         11.5. Indemnification. The Lenders agree to indemnify the Agents and each of them (to the extent not reimbursed under Section 12.9 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agents or either of them (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agents under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agents promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 12.5, to the extent that the Agents are not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section 11.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement.

         11.6. Non-Reliance on Agents and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agents, NMS or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agents, NMS or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or affiliates that may come into the possession of the Agents or any of their affiliates.

         11.7. Resignation of Agent. The Administrative Agent or the Collateral Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent or the Collateral Agent, as the case may be, with the consent of the Borrower (provided that there is not then a Default or Event of Default), which consent will not be unreasonably withheld. If no successor Administrative Agent or Collateral Agent, as the case may be, shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's or Collateral Agent's giving of notice of resignation, then the retiring Administrative Agent or Collateral Agent, as the case may be, may, on behalf of the Lenders, appoint a successor Administrative Agent or Collateral Agent, as the case may be, which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any



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appointment as Administrative Agent or Collateral Agent, as the case may be, hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent or Collateral Agent, as the case may be, and the retiring Administrative Agent or Collateral Agent, as the case may be, shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's or Collateral Agent's resignation hereunder as Administrative Agent or Collateral Agent, as the case may be, the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent or Collateral Agent.

         11.8. Sharing of Payments, etc. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to its Obligations (other than pursuant to Article V) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment expressly provided hereunder to be distributed on other than a pro rata basis and payments pursuant to Article V), then (a) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (b) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this Section 11.8 the term "pro rata" shall be determined with respect to the Revolving Credit Commitment of each Lender and to the Total Revolving Credit Commitments after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Loans and Obligations. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 11.8 shall be rescinded to the extent of such recovery, without interest. The Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         11.9. Fees. The Borrower agrees to pay to the Administrative Agent, for its individual account, an annual Administrative Agent's fee as from time to time agreed to by the Borrower and Administrative Agent in writing.

                                  ARTICLE XII

                                 Miscellaneous

         12.1. Assignments and Participations. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Note, and its Revolving Credit Commitment); provided, however, that

               (i)    each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Note; and

               (iv) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance in the form of Exhibit B hereto, together with any Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 5.6.

         (b) The Administrative Agent shall maintain at its address referred to in Section 12.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment or its Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article V and the right of set-off contained in Section 12.3, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Note, or extending its Revolving Credit Commitment).

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

         12.2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of receipt at such address, telefacsimile number or telex number as may from time to time be specified by such party in written notice to the other parties hereto or otherwise received), in the case of notice by telegram, telefacsimile or telex, respectively (where the receipt of such message is verified by return), or (iii) on the fifth Business Day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address, telex number or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                  (a)      if to the Borrower:

                           AMERISTEEL CORPORATION
                           5100 West Lemon Street, Suite 312
                           Tampa, Florida 33609
                           Attn: Chief Financial Officer
                           Telephone:       (813) 207-2300
                           Telefacsimile: (813) 207-2328


                  (b)      if to the Administrative Agent:

                           NationsBank, National Association
                           101 North Tryon Street, 15th Floor
                           NC1-001-15-04
                           Charlotte, North Carolina  28255
                           Attention: Agency Services
                           Telephone:       (704) 386-9371
                           Telefacsimile:  (704) 386-9923

                           with a copy to:

                           NationsBank, National Association
                           400 North Ashley Drive,2nd Floor
                           Tampa, Florida 33602
                           Attention: Corporate Finance
                           Telephone:       (813) 224-5194
                           Telefacsimile: (813) 224-5948

                  (c)      if to the Collateral Agent:

                           The Bank of Tokyo-Mitsubishi, Ltd
                           1251 Avenue of the Americas
                           New York, New York 10116-3138
                           Attention: Akihiko Hagura
                           Telephone: (212) ___-____
                           Telefacsimile: (212) ___-____

               (d)      if to the Lenders:

                        At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance;

               (e) if to any other Credit Party, at the address set forth on the signature page of the Facility Guaranty or Security Instrument executed by such Credit Party, as the case may be.

         12.3. Right of Set-off; Adjustments. (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 12.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

         (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender or thereafter is repaid in good faith settlement of a pending or threatened avoidance claim, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 12.3 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

         12.4. Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any Eurodollar Rate Loan hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         12.5. Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agents in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agents (excluding the cost of internal counsel) with respect thereto and with respect to advising the Agents as to their respective rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all costs and expenses of the Agents and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses but excluding the cost of internal counsel), in connection with the restructuring, workout or enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

         12.6. Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if Article XI or the rights or duties of the Agents are affected thereby, by the Agents); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Total Revolving Credit Commitment of the Lenders, (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment, or (iv) change the percentage of the Revolving Credit Commitment or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this
Section 12.6 or any other provision of this Agreement or (v) release any Guarantor or, other than in connection with a transaction permitted under
Section 9.6, all or a material part of the Collateral or (vi) change any provision of this Agreement or the other Loan Documents relating to the pro rata treatment of Lenders; and provided, further, that no such amendment or waiver that affects the rights, privileges or obligations of NationsBank as provider of Swing Line Loans, shall be effective unless signed in writing by NationsBank or that affects the rights, privileges or obligations of the Issuing Bank as issuer of Letters of Credit, shall be effective unless signed in writing by the Issuing Bank;

         No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agents' part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         12.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully- executed counterpart.

         12.8. Termination. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agents or any obligation of the Borrower, the Lenders or the Agents, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agents for the benefit of the Lenders under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof (other than Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, which shall continue) or the Borrower has furnished the Lenders and the Agents with an indemnification satisfactory to the Agents and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender or in good faith settlement of a pending or threatened avoidance claim voluntarily surrenders, such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold the Agents or such Lender harmless for, the amount of such payment surrendered until the Agents or such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agents or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agents' or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         12.9. Indemnification; Limitation of Liability. (a) The Borrower agrees to indemnify and hold harmless the Agents, NMS, and each Lender and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 12.9 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower agrees not to assert any claim against the Agents, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

         (b) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 12.9 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

         12.10. Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         12.11. Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, Eurodollar Rate Loans and other communications between or among the parties, both oral and written, with respect thereto.

         12.12. Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

         12.13. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         12.14. Payments. All principal, interest, and other amounts to be paid by the Borrower under this Agreement and the other Loan Documents shall be paid to the Administrative Agent at the Principal Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim. Subject to the definition of "Interest Period" herein, whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest and fees, as applicable, and as the case may be.

         12.15. Governing Law; Waiver of Jury Trial.

                (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE SECURITY INSTRUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                (b) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF HILLSBOROUGH, STATE OF FLORIDA, UNITED STATES OF AMERICA AND,

         BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 12.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (a) OR (b) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

                        [Signatures on following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                    AMERISTEEL CORPORATION
WITNESS:

/s/ Charles N. Anderson, Jr.        By: /s/ George D. Beck
--------------------------------       ---------------------------------------
                                    Name:   George D. Beck
/s/ Nelson Castellano               Title: Assistant Treasurer
--------------------------------

                                NATIONSBANK, NATIONAL ASSOCIATION,
                                as Administrative Agent for the Lenders


                                By:/s/ Miles C. Dearden III
                                   -------------------------------------------
                                Name:  Miles C. Dearden III
                                Title: Senior Vice President


                                NATIONSBANK, NATIONAL ASSOCIATION


                                By:/s/  Miles C. Dearden III
                                   -------------------------------------------
                                Name:   Miles C. Dearden III
                                Title:  Senior Vice President

                                Lending Office for Base Rate Loans:
                                         NationsBank, National Association
                                         101 North Tryon Street, 15th Floor
                                         NC1-001-15-04
                                         Charlotte, North Carolina  28255
                                         Attention: Agency Services
                                         Telephone:     (704) 386-4220
                                         Telefacsimile: (704) 386-9923

                                Wire Transfer Instructions:
                                         NationsBank, National Association
                                         ABA#053000196
                                         Account No.:_________________________
                                         Reference: AmeriSteel Corporation
                                         Attention: Agency Services


                                Lending Office for Eurodollar Rate Loans:
                                         NationsBank, National Association
                                         Independence Center, 15th Floor
                                         NC1-001-15-04
                                         Charlotte, North Carolina  28255
                                         Attention: Agency Services
                                         Telephone:     (704) 386-4220
                                         Telefacsimile: (704) 386-9923

                                Wire Transfer Instructions:
                                         NationsBank, National Association
                                         ABA#053000196
                                         Account No.: ________________________
                                         Reference: AmeriSteel Corporation
                                         Attention: Agency Services

                    THE BANK OF TOKYO-MITSUBISHI, LTD.
                    NEW YORK BRANCH,
                    as Collateral Agent and Documentation Agent for the Lenders


                    By:/s/ M. Shimada
                       -------------------------------------------------------
                    Name:  M. Shimada
                         -----------------------------------------------------
                    Title: SVP & Manager
                          ----------------------------------------------------

                    THE BANK OF TOKYO-MITSUBISHI, LTD.
                    NEW YORK BRANCH


                    By:/s/ M. Shimada
                       -------------------------------------------------------
                    Name:  M. Shimada
                         -----------------------------------------------------
                    Title: SVP & Manager
                          ----------------------------------------------------

                    Lending Office:
                    1251 Avenue of the Americas, 12th Floor
                    New York, New York 10020-1104

                    Wire Transfer Instructions:
                    The Bank of Tokyo-Mitsubishi, Ltd.
                    New York, New York
                    ABA #0260-0963-2
                    Account #97770191
                    Attention: Rolando LOD
                    Reference: AmeriSteel Corporation

                            FIRST UNION NATIONAL BANK,
                            as Co-Agent



                            By: /s/ William R. Goley
                               -----------------------------------------------
                            Name:   William R. Goley
                                 ---------------------------------------------
                            Title:  Vice President
                                  --------------------------------------------


                            FIRST UNION NATIONAL BANK



                            By: /s/ William R. Goley
                               -----------------------------------------------
                            Name:   William R. Goley
                                 ---------------------------------------------
                            Title:  Vice President
                                  --------------------------------------------

                            Lending Office:
                            301 S. College Street
                            Charlotte, North Carolina 28288

                            Wire Transfer Instructions:
                            First Union National Bank
                            Charlotte, North Carolina
                            ABA #053000219
                            Account #465906-0000172
                            Attention: Diversified Industries
                            Reference: AmeriSteel Corporation

                             SUNTRUST BANK, TAMPA BAY



                             By: /s/ Janet P. Sammons
                                ----------------------------------------------
                             Name:   Janet P. Sammons
                                  --------------------------------------------
                             Title:  Vice President
                                   -------------------------------------------

                             Lending Office:
                             401 E. Jackson Street, 20th Floor
                             Tampa, Florida 33602

                             Wire Transfer Instructions:
                             SunTrust Bank, Tampa Bay
                             Tampa, Florida
                             ABA #063106569
                             Account #9656004210
                             Attention: Commercial Loan Operations
                             For Further Credit to: AmeriSteel Corporation

                   AMSOUTH BANK



                   By: s/ Ronald L. Ciganek
                      --------------------------------------------------------
                   Name:  Ronald L. Ciganek
                        ------------------------------------------------------
                   Title: Vice President
                         -----------------------------------------------------

                   Lending Office:
                   100 N. Tampa Street
                   Tampa, Florida 33602

                   Wire Transfer Instructions:
                   AmSouth Bank
                   Tampa, Florida
                   ABA #062000019
                   Reference: Commercial Loan - AmeriSteel Corporation
                   Upon receipt, call Estela Blanco, Commercial Banking/Tampa
                        (813) 226-1236

                            PNC BANK, NATIONAL ASSOCIATION



                            By: /s/ Matthew D. Tevis
                               -----------------------------------------------
                            Name:   Matthew D. Tevis
                                 ---------------------------------------------
                            Title:  Vice President
                                  --------------------------------------------

                            Lending Office:
                            One PNC Plaza, 3rd Floor
                            249 Fifth Avenue
                            Pittsburgh, Pennsylvania 15222

                            Wire Transfer Instructions:
                            PNC Bank, N.A.
                            Pittsburgh, Pennsylvania
                            ABA #043000096
                            Account #196030890
                            Attention: Commercial Loans
                            Reference: AmeriSteel Corporation

                            SOUTHTRUST BANK, NATIONAL ASSOCIATION



                            By: /s/ Timothy M. Mann
                               -----------------------------------------------
                            Name:   Timothy M. Mann
                                 ---------------------------------------------
                            Title:  Group Vice President
                                  --------------------------------------------

                            Lending Office:
                            150 2nd Avenue, North
                            Suite 470
                            St. Petersburg, Florida 33701

                            Wire Transfer Instructions:
                            SouthTrust Bank, National Association
                            Birmingham, Alabama
                            ABA #062000080
                            Account #131009
                            Reference: AmeriSteel Corporation
                            Attention: Joanne Gundling
                                       (727) 825-2733 (upon receipt)

                            THE SUMITOMO TRUST & BANKING CO., LTD.,
                            NEW YORK BRANCH



                            By: /s/ Hirokazu Mizukami
                               -----------------------------------------------
                            Name:   Hirokazu Mizukami
                                 ---------------------------------------------
                            Title:  General Manager
                                  --------------------------------------------

                            Lending Office:
                            527 Madison Avenue
                            New York, New York 10022

                            Wire Transfer Instructions:
                            Chase Manhattan Bank
                            New York, New York
                            ABA #021000021
                            Account of: The Sumitomo Trust & Banking Co., Ltd.
                                 New York Branch A/C #920-1-061497
                            Reference: AmeriSteel Corporation

                               COMERICA BANK



                               By: /s/ Harold A. LaCount
                                  --------------------------------------------
                               Name:   Harold A. LaCount
                                    ------------------------------------------
                               Title:  Vice President
                                     -----------------------------------------

                               Lending Office:
                               500 Woodward Avenue, 23rd Floor
                               Detroit, Michigan 48226

                               Wire Transfer Instructions:
                               Comerica Bank
                               Detroit, Michigan
                               ABA #072000096
                               Account #02 21585 90010
                               Attention: Jackie Moore
                               Reference: AmeriSteel Corporation

                                   EXHIBIT A


                       Applicable Commitment Percentages


                                                                                Applicable
                                            Revolving Credit                    Commitment
Lender                                        Commitment                        Percentage
------                                      ----------------                    -----------
NationsBank, National
Association                                 $ 25,000,000.00                     16.66666667%

The Bank of Tokyo-Mitsubishi,                  22,500,000.00                    15.00000000%
Ltd.

First Union National Bank                      22,500,000.00                    15.00000000%

SunTrust Bank, Tampa Bay                       20,000,000.00                    13.33333333%

AmSouth Bank                                   12,500,000.00                     8.33333333%

PNC Bank, National Association                 12,500,000.00                     8.33333333%

SouthTrust Bank, National
Association                                    12,500,000.00                     8.33333333%

The Sumitomo Trust & Banking
Co., Ltd., New York Branch                     12,500,000.00                     8.33333333%

Comerica Bank                                  10,000,000.00                     6.66666667%
                                             ---------------                    -----------

                                             $150,000,000.00                    100%

                                   EXHIBIT B

                       Form of Assignment and Acceptance

Reference is made to the Amended and Restated Credit Agreement dated as of July 14, 1998 (the "Credit Agreement") among AmeriSteel Corporation, a Florida corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement) and NationsBank , National Association, as administrative agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, WITHOUT RECOURSE and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Revolving Credit Eurodollar Rate Loan and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that the Administrative Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Revolving Credit Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Revolving Credit Commitment retained by the Assignor, if any, as specified on Schedule 1.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agents, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agents by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and
(vi) attaches any U.S. Internal Revenue Service or other forms required under
Section 5.6.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1.

         5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Florida .

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telefacsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1


         Percentage interest assigned:                                 ________%

         Assignee's Commitment:                                        $_______
         Aggregate outstanding principal amount
           of Loans assigned:                                          $_______

         Principal amount of Note payable to Assignee:                 $_______

         Principal amount of Note payable to Assignor:                 $_______

         Effective Date (if other than date
            of acceptance by Administrative Agent):                    *_______, 19__



                                     [NAME OF ASSIGNOR], as Assignor


                                     By:
                                        -------------------------------------
                                        Title:

                                     Dated:                     , 19
                                           --------------------     ---



                                     [NAME OF ASSIGNEE], as Assignee


                                     By:
                                        -------------------------------------
                                        Title:

                                     Domestic Lending Office:

                                     Eurodollar Lending Office:



* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

Accepted [and Approved] **
this ___ day of ___________, 19 _


NATIONSBANK, NATIONAL ASSOCIATION



By:
   -----------------------------------
Title:


[Approved this ____ day
of ____________, 19__


AMERISTEEL CORPORATION



By:                                    ]**
   -----------------------------------
Title:



















**        Required if the Assignee is an Eligible Assignee solely by reason of clause (iii) of the definition of "Eligible Assignee".

                                   EXHIBIT C

       Notice of Appointment (or Revocation) of Authorized Representative

             Reference is hereby made to the Amended and Restated Credit Agreement dated as of July 14, 1998 (the "Agreement") among AmeriSteel Corporation, a Florida corporation (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Administrative Agent for the Lenders ("Administrative Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

             The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

Name and Address                      Office                   Specimen Signature




------------------------      ------------------------      -----------------------------

------------------------

------------------------

------------------------      ------------------------      -----------------------------

------------------------

------------------------


Borrower hereby revokes (effective upon receipt hereof by the Administrative Agent) the prior appointment of ______________ as an Authorized Representative.

             This the ___ day of __________________, 19__.


                                             AMERISTEEL CORPORATION

                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

                                  EXHIBIT D-1

                            Form of Borrowing Notice

To:          NationsBank, National Association,
             as Administrative Agent
             101 North Tryon Street, 15th Floor
             NC1-001-15-04
             Charlotte, North Carolina  28255
             Attention: Agency Services
             Telefacsimile:  (704)386-9923

             Reference is hereby made to the Amended and Restated Credit Agreement dated as of July 14, 1998 (the "Agreement") among AmeriSteel Corporation (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Administrative Agent for the Lenders ("Administrative Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

             The Borrower through its Authorized Representative hereby gives notice to the Administrative Agent that Loans of the type and amount set forth below be made on the date indicated:

Type of Loan                            Interest                  Aggregate
(check one)                             Period(1)                 Amount(2)                  Date of Loan(3)
 ---------                              ------                    ------                     ------------
Base Rate Loan                          ______                    _________                  ____________

Eurodollar Rate Loan                    ______                    _________                  ____________

-----------------------

(1)          For any Eurodollar Rate Loan, one, two, three or six months.
(2) Must be $2,000,000 or if greater an integral multiple of $500,000, unless a Base Rate Refunding Loan.
(3)          At least three (3) Business Days later if a Eurodollar Rate Loan;

             The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to the Borrower as follows: [insert transmittal instructions] .

             The undersigned hereby certifies that:

             1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

             2. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 7.6(a) of the Agreement are to those financial statements most recently delivered to you pursuant to Section 8.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 8.1(b) have not been certified by independent public accountants) and attached hereto are any changes to the Schedules referred to in connection with such representations and warranties.

             3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full .

                                   AMERISTEEL CORPORATION


                                   BY:
                                      ----------------------------------------
                                            Authorized Representative

                                   DATE:
                                        --------------------------------------

                                  EXHIBIT D-2

                   Form of Borrowing Notice--Swing Line Loans

To:          NationsBank, National Association,
             101 North Tryon Street, 15th Floor
             NC1-001-15-04
             Charlotte, North Carolina  28255
             Attention: Agency Services
             Telefacsimile:  (704)386-9923

             Reference is hereby made to the Amended and Restated Credit Agreement dated as of July 14, 1998 (the "Agreement") among AmeriSteel Corporation (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Administrative Agent for the Lenders ("Administrative Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

             The Borrower through its Authorized Representative hereby gives notice to NationsBank that a Swing Line Loan of the amount set forth below be made on the date indicated:

Interest Rate (check one)         Amount(1)               Date of Loan
-------------------------         ---------               ------------

Base Rate                         _________               __________, ____

Adjusted Federal
Funds Rate                        _________               __________, ____

-----------------------

(1) Must be $100,000 or if greater an integral multiple of $10,000, unless a Base Rate Refunding Loan.

         The Borrower hereby requests that the proceeds of Swing Line Loans described in this Borrowing Notice be made available to the Borrower as follows: [insert transmittal instructions].

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 7.6(a) of the Agreement are to those financial statements most recently delivered to you pursuant to Section 8.1 of the Agreement (it being understood that any financial statements delivered pursuant



                                     D-2-1
to Section 8.1(b) have not been certified by independent public accountants) and attached hereto are any changes to the Schedules referred to in connection with such representations and warranties.

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.

                                 AMERISTEEL CORPORATION



                                 BY:
                                    ------------------------------------------
                                          Authorized Representative

                                 DATE:
                                      ---------------------------------------



                                     D-2-2

                                   EXHIBIT E

                     Form of Interest Rate Selection Notice

To:      NationsBank, National Association,
         as Administrative Agent
         101 North Tryon Street, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention:  Agency Services
         Telefacsimile:  (704) 386-9923

         Reference is hereby made to the Amended and Restated Credit Agreement dated as of July 14, 1998 (the "Agreement") among AmeriSteel Corporation (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Administrative Agent for the Lenders ("Administrative Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Administrative Agent of the following selection of a type of Loan and Interest Period:

Type of Loan                            Interest                  Aggregate
(check one)                             Period(1)                 Amount(2)                  Date of Loan(3)
 ---------                              ------                    ------                     ------------
Base Rate Loan                          ______                    _________                  ____________

Eurodollar Rate Loan                    ______                    _________                  ____________

------------------------

(1)      For any Eurodollar Rate Loan, one, two, three or six months.
(2) Must be $2,000,000 or if greater an integral multiple of $500,000, unless a Base Rate Refunding Loan.
(3)      At least three (3) Business Days later if a Eurodollar Rate Loan;

                                      AMERISTEEL CORPORATION


                                      BY:
                                         -------------------------------------
                                               Authorized Representative

                                      DATE:
                                           -----------------------------------

                                  EXHIBIT F-1

                             Form of Revolving Note

                                Promissory Note
                                (Revolving Loan)



$______________                                      Charlotte, North Carolina

                                                               ______ __, 1998



         FOR VALUE RECEIVED, AMERISTEEL CORPORATION, a Florida corporation having its principal place of business located in Tampa, Florida (the "Borrower"), hereby promises to pay to the order of _______________________________________________ (the "Lender"), in its
individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Administrative Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Administrative Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of July 14, 1998 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agents (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ___________ DOLLARS ($__________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 2.2 (a) of the Agreement. Further, in the event of such acceleration, this Revolving Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.



                                     F-1-1

         Interest hereunder shall be computed as provided in the Agreement.

         This Revolving Note is one of the Revolving Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Revolving Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Revolving Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         THIS REVOLVING NOTE AND OTHER REVOLVING NOTES OF EVEN DATE ARE GIVEN IN SUBSTITUTION AND NOT PAYMENT OF REVOLVING NOTES OF THE BORROWER DATED JUNE 9, 1995 ISSUED PURSUANT TO A CREDIT AGREEMENT DATED JUNE 9, 1995, AS AMENDED.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                     AMERISTEEL CORPORATION
WITNESS:


                                     By:
--------------------------------       ------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
-------------------------------            --------------------------------



                                     F-1-2

                                  EXHIBIT F-2

                            Form of Swing Line Note

                                Swing Line Note

$15,000,000                                             ______,_______________

                                                              ______ ___, 199_


         FOR VALUE RECEIVED, AMERISTEEL CORPORATION (the "Borrower") hereby promises to pay to NATIONSBANK, NATIONAL ASSOCIATION or its assigns (the "Lender"), in its individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Administrative Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Administrative Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of July 14, 1998 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Administrative Agent (as amended and supplemented and in effect from time to time, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the lesser of (i) the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000) or (ii) if less than such principal amount, the aggregate unpaid principal amount of all Swing Line Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in
Article II of the Agreement. All or any portion of the principal amount of Loans may be prepaid or may be required to be prepaid as provided in the Agreement.

         If payments of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 2.2(a) of the Agreement. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.



                                     F-2-1

         This Note is the Swing Line Note in the aggregate principal amount of $15,000,000 referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Swing Line Loans evidence hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any other of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, pursuant to authority duly granted.

                                     AMERISTEEL CORPORATION


                                     By:____________________________________
                                     Name:__________________________________
                                     Title:_________________________________



                                     F-2-2

                                   EXHIBIT G

                     Form of Opinion of Borrower's Counsel





                                 See attached.

                                   EXHIBIT H

                             Compliance Certificate

NationsBank, National Association,
as Administrative Agent
101 North Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9923

NationsBank, National Association,
as Agent
400 North Ashley Drive
Tampa, Florida 33603
Attention: Corporate Finance Department
Telefacsimile:  (813) 224-5948


         Reference is hereby made to the Amended and Restated Credit Agreement dated as of July 14, 1998 (the "Agreement") among AmeriSteel Corporation, (the "Borrower"), the Lenders (as defined in the Agreement) and NationsBank, National Association, as Administrative Agent for the respective meanings therefore set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of _______ (the "Determination Date") as follows:

I.       COMPLIANCE WITH CERTAIN FINANCIAL COVENANTS

         Computations showing compliance with Sections 9.1(a), (b), (c), 9.3, 9.5(h) and 9.9 are set forth on Schedule I hereto and incorporated herein by this reference.


II.      NO DEFAULT OR EVENT OF DEFAULT

                  A. Since _____________ (the date of the similar certification), (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in Article X of the Agreement has occurred and is continuing.

                  B. If a Default or Event of Default has occurred since ______________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default of Event of Default:_____________________.

  (Note if no Default or Event of Default occurred, insert "Not Applicable").

         The Determination Date is the Date of the last required financial statement submitted to the Lenders in accordance with Section 8.1 of the Agreement.

IN WITNESS WHEREOF, I have executed this Certificate this ____ day of ____,
199_.

                                   By:
                                      ----------------------------------------
                                            Authorized Representative

                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
AmeriSteel Corporation Compliance Certificate
Financial Statement Dated: 6/30/98
Schedule 1:
Financial Covenant Analyses
(Dollar amounts in thousands)                        QTR ENDING       QTR ENDING      QTR ENDING           QTR      4 QUARTERS
                                                       9/30/97         12/31/97         3/31/98         ENDING     ENDING 6/30/98
                                                                                                       6/30/98
---------------------------------------------------------------------------------------------------------------------------------
SECTION 9.1(a)
---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED EBITDA
     CONSOLIDATED NET INCOME                             X                X                X               X             X
          NET INCOME (PER FINANCIAL STMNTS)              X                X                X               X             X
          PLUS: AFTER-TAX LOSS ON SALE OF ASSETS         X                X                X               X             X
          LESS: AFTER-TAX GAIN ON SALE OF ASSETS         X                X                X               X             X
          OTHER ADJUSTMENTS                              X                X                X               X             X
                                                    ------------     ------------    ------------     -----------    ------------
     CONSOLIDATED NET INCOME (LOSS)                      X                X                X               X             X

     CONSOLIDATED INTEREST EXPENSE                       X                X                X               X             X

     TAXES                                               X                X                X               X             X

     AMORTIZATION                                        X                X                X               X             X

     DEPRECIATION                                        X                X                X               X             X

     PLUS:   OTHER NON-CASH CHARGES                      X                X                X               X             X
     LESS:   OTHER NON-CASH CREDITS                      X                X                X               X             X
                                                    ------------     ------------    ------------      ----------    ------------
CONSOLIDATED EBITDA                                      X                X                X               X             X

CONSOLIDATED EBITDA ROLLING 4 QUARTERS                                                                                   X

CONSOLIDATED INDEBTEDNESS                                                                                                X
     REVOLVER OUTSTANDINGS                                                                                               X
     LETTERS OF CREDIT OUTSTANDING                                                                                       X
     IRBs                                                                                                                X
     SENIOR NOTES DUE 2008                                                                                               X
     SUBORDINATED INTERCOMPANY NOTES                                                                                     X
     OTHER INDEBTEDNESS                                                                                                  X
                                                                                                                         X
                                                    ------------     ------------     -----------      ----------     -----------
CONSOLIDATED INDEBTEDNESS                                                                                                X

RATIO: CONSOLIDATED INDEBTEDNESS/ CONSOLIDATED
EBITDA                                                                                                                   X
COVENANT                                                                                                              3.75
VARIANCE FAVORABLE (UNFAVORABLE)                                                                                         X

COMPLIANCE STATUS                                   ____X___YES      _________NO




---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
AmeriSteel Corporation Compliance Certificate
Financial Statement Dated: 6/30/98
Schedule 1:
Financial Covenant Analyses
(Dollar amounts in thousands)                          QTR ENDING       QTR ENDING      QTR ENDING        QTR       4 QUARTERS
                                                         9/30/97         12/31/97         3/31/98      ENDING     ENDING 6/30/98
                                                                                                      6/30/98
----------------------------------------------------------------------------------------------------------------------------------
SECTION 9.1 (b)
     CONSOLIDATED NET WORTH

COVENANT
     $155,000                                                                                                        $155,000
     PLUS: 50% OF CONSOLIDATED NET INCOME                                                                                X
     PLUS: 75% OF NET PROCEEDS OF EQUITY OFFERINGS                                                                       X
                                                                                                                  ----------------
COVENANT                                                                                                                 X
ACTUAL CONSOLIDATED NET WORTH (PER FINANCIAL
STMTS.)                                                                                                                  X
VARIANCE FAVORABLE (UNFAVORABLE)                                                                                         X

COMPLIANCE STATUS                                     ___X___ YES       ________NO

SECTION 9.1 (c)
     CASH INTEREST EXPENSE
     INTEREST EXPENSE (SEE FINANCIAL STATEMENTS)           X                X                X               X
     LESS NON CASH EXPENSE                                 X                X                X               X
     CASH INTEREST EXPENSE                                 X                X                X               X           X

     CASH INTEREST EXPENSE ROLLING FOUR QUARTERS                                                                         X

RATIO: CONSOLIDATED EBITDA/CASH INTEREST EXPENSE                                                                         X
COVENANT                                                                                                               2.75
VARIANCE FAVORABLE (UNFAVORABLE)                                                                                         X
                                                       __X____YES       _______NO
COMPLIANCE STATUS
SECTION 9.3
     CAPITAL EXPENDITURES

COVENANT
     $35,000                                                                                                          $35,000
     PLUS: ALLOWABLE CARRY-OVER (NOT TO EXCEED
$7,500 IN ANY CASE NOT TO EXCEED $50,000 IN ANY FISCAL
YEAR)                                                                                                                    X
                                                                                                                 ----------------
COVENANT                                                                                                                 X
ACTUAL CAPITAL EXPENDITURES                                                                                              X
VARIANCE FAVORABLE (UNFAVORABLE)                                                                                         X
                                                       __X___ YES       ________NO
COMPLIANCE STATUS
SECTION 9.5(h)
     OTHER INDEBTEDNESS

COVENANT
     20% OF CONSOLIDATED TANGIBLE ASSETS                                                                                 X
OTHER INDEBTEDNESS                                                                                                       X
VARIANCE FAVORABLE (UNFAVORABLE)                                                                                         X
                                                       __X____YES       _______NO
COMPLIANCE STATUS



---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
AmeriSteel Corporation Compliance Certificate
Financial Statement Dated: 6/30/98
Schedule 1:
Financial Covenant Analyses
(Dollar amounts in thousands)                            QTR ENDING       QTR ENDING      QTR ENDING       QTR        4QUARTERS
                                                           9/30/97         12/31/97         3/31/98      ENDING    ENDING 6/30/98
                                                                                                       6/30/98
---------------------------------------------------------------------------------------------------------------------------------
SECTION 9.9
---------------------------------------------------------------------------------------------------------------------------------
     RESTRICTED PAYMENTS

     a) AMOUNT OF CASH DIVIDENDS PAID TO FLS FOR TAX
      PURPOSES                                                                                                            X
COVENANT                                                                                                                $500

COMPLIANCE STATUS                                        __X__ YES        ________NO

     b) AMOUNT OF CASH DIVIDENDS PAID ON BORROWERS
       COMMON STOCK                                                                                                       X
COVENANT
     $5,000                                                                                                            $5,000
     PLUS: 50% OF CUMULATIVE CONSOLIDATED NET
  INCOME                                                                                                                  X
                                                                                                                   ---------------
COVENANT                                                                                                                  X

COMPLIANCE STATUS                                        __X____YES      _________NO


---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
AmeriSteel Corporation Compliance Certificate
Financial Statement Dated: 6/30/98
Schedule 2:
           Tier        Leverage Ratio        LIBOR +        Alternate Base Rate +     Commitment Fee
---------------------------------------------------------------------------------------------------------
            VI              >3.5             1.50%                 0.50%                  0.38%
---------------------------------------------------------------------------------------------------------
            VI              >3.0             1.25%                 0.25%                  0.25%
---------------------------------------------------------------------------------------------------------
            IV              >2.5             1.00%                 0.00%                  0.23%
---------------------------------------------------------------------------------------------------------
           III              >2.0             0.75%                 0.00%                  0.20%
---------------------------------------------------------------------------------------------------------
            II              >1.5             0.63%                 0.00%                  0.18%
---------------------------------------------------------------------------------------------------------
            I               >1.0             0.50%                 0.00%                  0.18%
---------------------------------------------------------------------------------------------------------

ACTUAL                        X                X                     X                      X
---------------------------------------------------------------------------------------------------------
RATE CHANGE
STATUS                  (RATE CHANGE)        TIER 3
---------------------------------------------------------------------------------------------------------

                                   EXHIBIT I

                           Form of Facility Guaranty

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty Agreement" or this "Guaranty"), dated as of __________, ____, is made by THE UNDERSIGNED (the "Guarantor") to NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Administrative Agent (the "Administrative Agent") for each of the lenders (the "Lenders" and collectively with the Administrative Agent the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Secured Parties have provided to AMERISTEEL CORPORATION (the "Borrower") a revolving credit facility pursuant to the Amended and Restated Credit Agreement dated as of July 14, 1998 among the Borrower, the Administrative Agent, The Bank of Tokyo-mitsubishi, Ltd., as Collateral Agent, and the Lenders (as from time to time amended, revised, modified, supplemented or amended and restated, the "Credit Agreement"); and

         WHEREAS, the Guarantor is a new Subsidiary of the Borrower and is therefore required to enter into this Guaranty pursuant to Section 8.19 of the Credit Agreement; and

         WHEREAS, as a condition to entering into the Credit Agreement and making and continuing to make any loans or advances thereunder, the Guarantor is required to guarantee to the Secured Parties payment of the Borrower's Obligations in accordance with the terms of this Agreement; and

         WHEREAS, the Guarantor will materially benefit from the loans and advances made under the Credit Agreement, and the Guarantor is willing to enter into this Guaranty to provide an inducement for the Secured Parties to continue to make loans and advances under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Guarantor hereby agrees as follows:

         1. GUARANTY. The Guarantor hereby unconditionally, absolutely, continually and irrevocably guarantees to the Secured Parties the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents executed in connection with the Credit Agreement and all Rate

Hedging Obligations heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Lenders, including without limitation principal, interest, premium or fee (including, but not limited to, loan fees and attorneys' fees and expenses); and (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents executed in connection therewith and all Swap Agreements. The Guarantor's obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations"; provided, however, that the liability of the Guarantor individually with respect to the Guarantors' Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         The Guarantor agrees that it is directly and primarily liable for the Borrower's Liabilities.

         2. PAYMENT. If the Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence of any Event of Default under the Credit Agreement that has not been cured or waived, then the Guarantor will, upon demand thereof by the Administrative Agent or its successors or assigns AS OF THE DATE OF SUCH DEMAND, fully pay to the Administrative Agent, for the benefit of the Secured Parties, subject to any restriction set forth in Section 1 hereof, an amount equal to all of Guarantors' Obligations then due and owing.

         3. UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of the validity, legality or enforceability of the Credit Agreement, the Notes or any other Loan Document or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Credit Agreement, the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Secured Parties and the Borrower or any other Person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of the Borrower or the combination or consolidation of the Borrower into or with another entity or any transfer or disposition of any assets of the Borrower or by any extension or renewal of the Credit Agreement, any of the Notes or any other Loan Document, in whole or in part, or by any modification, alteration, amendment or addition of or to the Credit Agreement, any of the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Secured Parties and the Borrower or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of the Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or a guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors, Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         4. CURRENCY AND FUNDS OF PAYMENT. The Guarantor hereby guarantees that the Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Secured Parties with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         5. SUITS. The Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent's place of business set forth in the Credit Agreement or such other address as the Administrative Agent shall give notice of to the Guarantor, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent or the Lenders or any of them may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent's election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower's Liabilities.

         6. SET-OFF AND WAIVER. The Guarantor waives any right to assert against the Secured Parties as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which the Guarantor may now or at any time hereafter have against the Borrower or the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to the Guarantor. If at any time hereafter the Secured Party employs counsel for advice or other representation to enforce the Guarantors' Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by the Guarantor to the Administrative Agent, for the benefit of the Secured Parties, on demand.

         7. WAIVER; SUBROGATION.

            (a) The Guarantor hereby waives notice of the following events or occurrences: (i) the Administrative Agent's acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter making Loans and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) the Secured Parties or the Borrower heretofore, now or at any time hereafter, obtaining, amending, sub stituting for, releasing, waiving or modifying the Credit Agreement, the Notes or any other Loan Documents;
         (iv) presentment, demand, default, non-payment, partial payment and protest; (v) any Secured Party heretofore, now or at any time hereafter granting to the Borrower (or any other party liable to the Lenders on account of the Borrower's Liabilities) or to any certain Guarantor any indulgence or extensions of time of payment of the Borrower's Liabilities or Guarantors' Obligations, respectively; and
         (vi) any Secured Party heretofore, now or at any time hereafter accepting from the Borrower, any other Guarantor, any other guarantor of the Borrower's Liabilities or any other Person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Administrative Agent settling, subordinating, compromising, discharging or releasing the same. The Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Guarantor from the Guarantors' Obligations, and the Guarantor hereby consents to each and all of the foregoing events or occurrences.

            (b) The Guarantor hereby agrees that payment or performance by the Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Lenders upon demand by the Administrative Agent to the Guarantor without the Administrative Agent being required, the Guarantor expressly waiving any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent by the Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of any Secured Party's failure or delay to do or take any of the acts, actions or things described in this Guaranty including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 7.

            (c) The Guarantor further agrees with respect to this Guaranty that such Guarantor shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities until the Facility Termination Date.

         8. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date hereof and shall continue in full force and effect until the Facility Termination Date. This Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor, the

Administrative Agent and the Lenders and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, except as provided in the Credit Agreement, without the prior written consent of the Administrative Agent, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by any Secured Party by written notice directed to the Guarantor.

         9. REPRESENTATIONS AND WARRANTIES. The Guarantor warrants and represents to the Administrative Agent for the benefit of the Lenders that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against the Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that the Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any material agreement to which the Guarantor is a party, or any applicable laws, orders, regulations, decrees or awards of any applicable governmental authority or arbitral body.

         10. EXPENSES. The Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including attorney's fees, incurred by the Administrative Agent in connection with the enforcement of this Guaranty Agreement.

         11. REINSTATEMENT. The Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Administrative Agent under the Credit Agreement or this Guaranty Agreement is rescinded or must be restored for any reason or as repaid in good faith settlement of a pending or threatened avoidance claim.

         12. ATTORNEY-IN-FACT. The Guarantor hereby appoints the Administrative Agent as the Guarantor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

         13. ABSOLUTE RIGHTS AND OBLIGATIONS. All rights of the Secured Parties, and all obligations of the Guarantor hereunder, shall be absolute and unconditional irrespective of:

             (1) any lack of validity or enforceability of the Credit
         Agreement, any other Loan Document or any other agreement or instrument relating to any of the Guarantors' Obligations;

             (2) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guarantors' Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Guarantors' Obligations;

             (3) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Guarantors' Obligations; or

             (4) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of the Guarantors' Obligations or of this Agreement.

         14. RELIANCE. The Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) the Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Borrower and Borrower's financial condition and affairs and has full and complete access to Borrower's books and records; (b) the Guarantor is not relying on any Secured Party, its or their employees, agents or other representatives, to provide such information, now or in the future;
(c) the Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) the Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of Borrower and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) the Guarantor has not depended or relied on any Secured Party, its or their employees, agents or representatives, for any information whatsoever concerning Borrower or Borrower's financial condition and affairs or other matters material to the Guarantor's decision to provide this Guaranty or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Guarantor agrees that neither the Administrative Agent nor any Lender has any duty or responsibility whatsoever, now or in the future, to provide to the Guarantor any information concerning Borrower or Borrower's financial condition and affairs, other than as expressly provided herein, and that, if the Guarantor receives any such information from the Administrative Agent or any Lender, its or their employees, agents or other representatives, the Guarantor will independently verify the information and will not rely on the Administrative Agent or any Lender, its or their employees, agents or other representatives, with respect to such information.

         15. DEFINITIONS. All terms used herein shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in Florida, and such definitions are hereby incorporated herein by reference and made a part hereof.

         16. ENTIRE AGREEMENT. This Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Guaranty Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged,

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



canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

         17. BINDING AGREEMENT; ASSIGNMENT. This Guaranty Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Guarantor shall be permitted to assign this Agreement or any interest herein, except as permitted in the Credit Agreement. All references herein to the Administrative Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Guarantors' Obligations.

         18. SWAP AGREEMENTS. All obligations of the Borrower under Swap Agreements shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder.

         19. SEVERABILITY. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

         20. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         21. INDEMNIFICATION. Without limitation of Section 12.9 of the Credit Agreement or any other indemnification provision in any Loan Document, the Guarantor hereby covenants and agrees to pay, indemnify, and hold the Secured Parties harmless from and against any and all other reasonable out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Guaranty Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which the Guarantor has incurred any Guarantors' Obligations (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Guarantor shall have no obligation hereunder with respect to indemnified liabilities directly or primarily arising from the willful misconduct or gross negligence of the Administrative Agent or any Lender. The agreements in this subsection shall survive repayment of all Secured Obligations, termination or expiration of this Guaranty Agreement and occurrence of the Facility Termination Date.

         22. TERMINATION. This Guaranty Agreement and all Guarantors' Obligations hereunder shall terminate on the Facility Termination Date.

         23. REMEDIES CUMULATIVE. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent provided by law or under the Credit Agreement, the other Loan Documents, or other applicable agreements or instruments. The making of the Loans to the Borrower pursuant to the Credit Agreement and the extension of the Revolving

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



Credit Facility and the Term Loan Facility to the Borrower pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Guarantor's guaranty of the Guarantors' Obligations pursuant to the terms hereof.

         24. NOTICES. Any notice required or permitted hereunder shall be given, (a) with respect to the Guarantor, at the address of the Borrower indicated in Section 12.2 of the Credit Agreement and (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent's address indicated in Section 12.2 of the Credit Agreement. All such notices shall be given and shall be effective as provided in Section 12.2 of the Credit Agreement.

         25.  GOVERNING LAW.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
         IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

                  (B) THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF HILLSBOROUGH STATE OF FLORIDA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) AND IN ACCORDANCE WITH SECTION
         12.2 OF THE CREDIT AGREEMENT, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE THE GUARANTOR OR ANY OF THE GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

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




                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE GUARANTOR HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN SUCH ACTION OR PROCEEDING.

                           [SIGNATURE PAGE FOLLOWS.]












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



         IN WITNESS WHEREOF, the parties have duly executed this Guaranty Agreement on the day and year first written above.

                                           [     [INSERT NAME OF GUARANTOR    ]

WITNESS:

---------------------                      By:
                                              ----------------------------------
                                           Name:
---------------------                           --------------------------------
                                           Title:
                                                 -------------------------------

                                           ADMINISTRATIVE AGENT:

WITNESS: NATIONSBANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders
---------------------
                                           By:
                                              ----------------------------------
                                           Name:
---------------------                           --------------------------------
                                           Title:
                                                 -------------------------------

                                   EXHIBIT J

                           Form of Security Agreement

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") is made and entered into as of _______________, ____ by THE UNDERSIGNED (the "Grantor") in favor of (i) the Lenders and the Issuing Banks (as defined in the Credit Agreement referred to below), (ii) NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent (the "Administrative Agent") and (iii) THE BANK OF TOKYO-MITSUBISHI, LTD., in its capacity as collateral agent and documentation agent for the Lenders (in such capacity the "Collateral Agent" and collectively with the Administrative Agent, the "Agents") (the Agents, the Lenders and the Issuing Banks hereinafter each a "Secured Party" and collectively the "Secured Parties"). Terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

                             W I T N E S S E T H :

         WHEREAS, the Secured Parties have provided AMERISTEEL CORPORATION (the "Borrower") a revolving credit facility pursuant to the Amended and Restated Credit Agreement dated as of July 14, 1998 (as from time to time amended, modified, supplemented or restated, the "Credit Agreement") among the Borrower, the Agents and the Lenders;

         WHEREAS, the Grantor is a new Subsidiary of the Borrower and as required by Section 8.19 of the Credit Agreement has guaranteed the full payment and performance of the Borrower's Obligations under the Credit Agreement pursuant to the Guaranty Agreement dated as of the date hereof between the Grantor and the Administrative Agent (the "Guaranty"); and

         WHEREAS, the Grantor is also required to enter into this Security Agreement pursuant to Section 8.19 of the Credit Agreement; and

         WHEREAS, the Grantor will materially benefit from the Loans and Advances to be made under the Credit Agreement and the Grantor is a party to that certain Guaranty Agreement (the "Guaranty") dated as of the date hereof pursuant to which the Grantor guaranteed the Obligations of the Borrower; and

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



         WHEREAS, as collateral security for payment and performance of its obligations under the Guaranty, the Grantor is willing to grant to the Collateral Agent for the benefit of the Secured Parties a security interest in certain of its personal property and assets;

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to extend credit and the Issuing Banks to issue Letters of Credit under the Credit Agreement, the Grantor hereby agrees with the Secured Parties and with the Collateral Agent for its benefit and the benefit of the other Secured Parties as follows:

         SECTION 1. CREATION OF SECURITY INTEREST. The Grantor hereby sells, assigns and transfers unto the Collateral Agent, and does hereby grant to the Secured Parties and to the Collateral Agent, as Collateral Agent for, and for the benefit of, itself and the other Secured Parties, a continuing security interest of first priority in, to and under all of the Grantor's right, title and interest in and to the collateral described in section 2 hereof (the "Collateral") in order to secure the payment and performance when due of all Obligations (as hereinafter defined).

         SECTION 2. COLLATERAL.   The Collateral is:

              (a) Accounts. All of the Grantor's accounts, whether now existing or existing in the future, including, without limitation, (i) all accounts receivable (whether or not specifically listed on schedules furnished to the Collateral Agent), including, without limitation, all accounts created by or arising from all of the Grantor's sales of goods or rendition of services made under any of the Grantor's trade names, or through any of its divisions, (ii) all unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (iii) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (iv) all reserves and credit balances held by the Grantor with respect to any such accounts receivable or account debtors and (v) all guarantees or collateral for any of the foregoing (all of the foregoing property and similar property included as Collateral under Section 2(d) below being hereinafter referred to as "Accounts");

              (b) Inventory. All of the Grantor's inventory including, without limitation, (i) all raw materials, work-in-process, parts, components, assemblies, supplies and materials used or consumed in the Grantor's business, wherever located and whether in the possession of the Grantor or any other Person; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service, wherever located and whether in the possession of the Grantor or any other Person and (iii) all goods returned to or repossessed by the Grantor (all of the foregoing property and similar property included as Collateral under
Section 2(d) below being hereinafter referred to as "Inventory");

              (c) Bank Accounts. All of the Grantor's rights, title and interest in all bank accounts in which the Grantor has or may have an interest; and

              (d) After-acquired Collateral and Proceeds. The Collateral includes all items described in this Section 2, whether now owned or hereafter at any time acquired by the Grantor and wherever located, and includes all replacements, additions, accessions, substitutions, repairs, proceeds and products relating thereto or therefrom, and all documents, ledger sheets and files of the Grantor relating thereto. Proceeds hereunder include (i) whatever is now or hereafter received by the Grantor upon the sale, exchange, collection or other disposition of any item of Collateral, whether such proceeds constitute inventory, accounts, accounts receivable, general intangibles, instruments, securities (including, without limitation, United States of America Treasury Bills), credits, claims, demands, documents, letters of credit and letter of credit proceeds, chattel paper, documents of title, certificates of title, certificates of deposit, warehouse receipts, bills of lading, leases, deposit accounts, money, tax refund claims, contract rights, goods or equipment and (ii) any such items which are now or hereafter acquired by the Grantor with any proceeds of Collateral hereunder.

         SECTION 2A. OBLIGATIONS SECURED. The Collateral and the security interest created hereunder shall secure payment in full when due of (a) all obligations of the Grantor under the Guaranty and (b) the unpaid principal of and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantor, the Borrower or any Subsidiary, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, any reimbursement obligation or indemnity of the Borrower on account of Letters of Credit or any accommodation extended with respect to applications for Letters of Credit, including all Reimbursement Obligations, and (c) all other obligations and liabilities of the Grantor and the Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Security Agreement, the Credit Agreement, the Notes, the Letters of Credit, any other Loan Document and any other document made, delivered or given in connection herewith or therewith, and each other obligation and liability, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, whether on account of principal, interest, fees, indemnities, costs or expenses (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or the other Secured Parties), of the Grantor or any Subsidiary to the Secured Parties, pursuant to the terms of the Credit Agreement, this Security Agreement or any of the other Loan Documents (collectively, the "Obligations").

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Security Agreement, as follows:

              (a) The Grantor is a corporation duly organized and validly existing and in good standing under the laws of the state of its incorporation and has full power and authority to execute, deliver and perform this Security Agreement, to carry on its business as now being or proposed to be conducted and to own all of its property.

              (b) The Chief Executive office of the Grantor is located at the address specified in Annex A hereto. The Grantor has no places of business other than its chief executive office and those set forth in Annex A. All Inventory, if any (except for Inventory in transit), held on the date hereof by the Grantor is located at one or more of the locations shown on Annex A. The originals of all documents evidencing all Accounts of the Grantor and the only original books of account and records of the Grantor relating thereto are, and will continue to be, kept at such chief executive office or at the locations shown on Annex A, or at such new locations as the Grantor may establish in accordance with Section 4(b). The Grantor's business is being conducted solely under the name "_________________________", and its business is being conducted solely under that name.

              (c) All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Grantor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Security Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to Liens permitted under Section 9.4 of the Credit Agreement) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

              (d) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral which names the Grantor as the debtor thereunder, and so long as the Revolving Credit Facility has not been terminated or any of the Obligations remain unpaid, the Grantor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Grantor.

              (e) This Security Agreement is made with full recourse to the Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Grantor contained herein, in the Credit Agreement and otherwise in writing in connection herewith or therewith.

              (f) The Grantor is, and as to Collateral acquired by it from time to time after the date hereof will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Liens created hereby and other Permitted Liens).

              (g) Except as permitted in the Credit Agreement, none of the Collateral is subject to contractual obligations or other restrictions that may restrict or inhibit the Agent's rights or

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



abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

              (h) The execution, delivery and performance by the Grantor of this Security Agreement (i) have been duly authorized by all requisite corporate action of the Grantor, (ii) do not require the approval of the stockholder(s) of the Grantor and (iii) will not (1) violate any law or regulation applicable to the Grantor or the certificate or articles of incorporation or by-laws of the Grantor, (2) violate or constitute (with due notice or lapse of time or both) a default under any contract or agreement to which the Grantor is a party or by which it or any of its properties are bound or affected, (3) violate any order of any court, tribunal or governmental agency binding upon the Grantor or its properties or (4) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or asset of the Grantor (other than the security interest created by the Grantor in favor of the Lenders and the Agent hereunder).

              (i) No approval or consent of, or filing or registration with, any federal, state or local regulatory authority is required in connection with the Grantor's execution, delivery and performance of this Security Agreement.

              (j) This Security Agreement constitutes the Grantor's legal, valid and binding obligation, enforceable against the Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally or equitable principles at the time in effect.

         SECTION 4. COVENANTS OF THE GRANTOR. (a) The Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein (other than Permitted Liens and the security interest created hereby) unless the Collateral Agent agrees otherwise in writing. The Grantor will not permit any Lien notices with respect to the Collateral or any portion thereof to exist or be on file in any public office, except with respect to Liens created hereunder or Permitted Liens.

              (b) The Grantor will not (i) change the location of its chief executive office or establish any place of business other than those set forth in Annex A, (ii) move or permit movement of the Collateral from the locations specified in Annex A or (iii) voluntarily or involuntarily change its identity or corporate structure, unless in each case the Grantor shall have given the Collateral Agent 30 days' prior written notice thereof and shall have in advance executed and caused to be filed and/or delivered to the Collateral Agent any financing statements or other documents reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect in accordance with Section 4(c) hereof all in form and substance satisfactory to the Collateral Agent.

              (c) The Grantor will, promptly upon request by the Collateral Agent, execute and deliver or use its best efforts to procure any document (including, without limitation, warehouseman or processor disclaimers, landlord waivers, disclaimers or subordination agreements with respect to

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



any and all inventory that is a part of the Collateral), give any notices, execute and file any financing statements, mortgages or other documents, all in form and substance satisfactory to the Collateral Agent, mark any chattel paper, deliver any chattel paper or instruments to the Collateral Agent and take any other actions that are necessary or, in the opinion of the Collateral Agent, desirable to perfect or continue the perfection and (except to the extent provided in the Credit Agreement with respect to certain Permitted Liens) the first priority of the Collateral Agent's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons other than holders of Permitted Liens or to effect the purposes of this Security Agreement. To the extent required in the Credit Agreement, the Grantor will pay all costs incurred in connection with any of the foregoing. The Grantor authorizes the Collateral Agent to file any such financing statements without the signature of the Grantor.

              (d) Without the prior written consent of the Collateral Agent, the Grantor will not in any way hypothecate or create or permit to exist any Lien, security interest, charge or encumbrance on or other interest in the Collateral, except for Permitted Liens and the Lien created by this Security Agreement, and the Grantor will not sell, transfer, assign, pledge, collaterally assign, exchange or otherwise dispose of the Collateral, except as permitted in the Credit Agreement. If the proceeds of any such sale are notes, instruments, documents of title, letters of credit or chattel paper, such proceeds shall be promptly delivered to the Collateral Agent to be held as Collateral hereunder. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Collateral Agent shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Grantor will hold the proceeds thereof in a separate account for the benefit of the Collateral Agent and the other Secured Parties. Following such a sale, the Grantor will transfer such proceeds to the Collateral Agent in kind.

              (e) The Grantor will not enter into any agreement or understanding which may restrict or inhibit the Collateral Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

              (f) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to make any payments and do any other acts the Collateral Agent may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or Lien which, in the reasonable judgment of the Collateral Agent, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Collateral.

              (g) The Grantor shall promptly (but in no event later than one
(1) Business Day) after its receipt thereof, deliver to the Collateral Agent any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case came into the possession of the Grantor, or shall cause the issuer thereof to deliver

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



any of the same directly to the Collateral Agent, in each case with any necessary endorsements in favor of the Collateral Agent. Such documents, certificates of title, promissory notes, letters of credit or instruments shall in each case be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

              (h) In furtherance of the continuing assignment and security interest in the Accounts of the Grantor granted pursuant to this Security Agreement, upon the creation of Accounts, the Grantor will keep and maintain, at its own cost and expense, satisfactory and complete records of its Accounts, including, but not limited to, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and will execute and deliver to the Collateral Agent in such form and manner as the Collateral Agent may require, solely for its convenience in maintaining records of Collateral, such confirmatory schedules of Accounts, and other appropriate reports designating, identifying and describing the Accounts as the Collateral Agent may require. In addition, upon the Collateral Agent's request, the Grantor shall provide the Collateral Agent with copies of agreements with, or purchase orders from, the customers of the Grantor and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other Collateral as the Collateral Agent may require, at the Grantor's own cost and expense. Failure to provide the Collateral Agent with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interests granted herein. The Grantor hereby authorizes the Collateral Agent to regard the Grantor's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by the Grantor's authorized officers or agents.

              (i) Unless an Event of Default has occurred, and is continuing, the Grantor may and will enforce, collect and receive all amounts owing on the Accounts, for the benefit of and on behalf of the Secured Parties such privilege shall terminate automatically, however, upon the occurrence of an Event of Default, or which has not otherwise been waived by the Collateral Agent. Any checks, cash, notes or other instruments or property received by the Grantor with respect to any Accounts shall be held by the Grantor in trust for the benefit of the Secured Parties, separate from the Grantor's own property and funds, and immediately turned over to the Collateral Agent with proper assignments or endorsements. No checks, drafts or other instruments received by the Collateral Agent shall constitute-final payment unless and until such instruments have actually been collected.

              (j) The Grantor agrees to notify the Collateral Agent promptly of any matters materially affecting the value, enforceability or collectability of any Account, and of all material customer disputes, offsets, defenses, counterclaims, returns and rejections, and all reclaimed or repossessed merchandise or goods; provided, however, that such notice shall only be required as to any such matter that affects Accounts outstanding at one time from any account debtor having a value greater than $100,000. The Grantor agrees to issue credit memos promptly (with duplicates to the Collateral Agent upon its request for same) upon accepting returns or granting allowances, and may continue to do so until the occurrence of an Event of Default that has not been waived by the

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



Collateral Agent. After the occurrence and during the continuance of an Event of Default, the Grantor agrees that all returned, reclaimed or repossessed merchandise or goods shall be set aside by the Grantor, marked with the Secured Parties' names and (i) held by the Grantor for the Secured Parties' account as owners and assignees or (ii) if the Collateral Agent directs, sold by the Grantor in the ordinary course of business.

              (k) The Grantor will do nothing to impair the rights of the Secured Parties and the Collateral Agent in the Collateral. The Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Grantor to pay its obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Grantor.

              (l) The Grantor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

         SECTION 5. REMEDIES; WAIVER OF CLAIMS; APPLICATION OF PROCEEDS.

              (a) Upon the occurrence and during the continuance of any Event of Default which has not been waived by the Agents at the direction of the Required Lenders, the Collateral Agent may exercise, at the cost and expense of the Grantor, all rights of a secured party under the applicable Uniform Commercial Code with respect to the Collateral and may take any action permitted under the Credit Agreement. Without limiting the generality of the foregoing the Collateral Agent may, personally or by agents or attorneys: (i) remove from any premises where same may be located any and all documents, instruments, files and records (including the copying of any computer records), and any receptacles or cabinets containing same, relating to the Accounts, or the Collateral Agent may use (at the expense of the Grantor) such of the supplies or space of the Grantor at the Grantor's place of business or otherwise, as may be necessary to properly administer and control the Accounts or the handling of collections and realizations thereon; (ii) bring suit, in the name of the Grantor, the Collateral Agent or the Lenders, to enforce the Accounts and generally exercise all other rights of an owner of the Accounts, including, without limitation, the right to: accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any Accounts and issue credits in the name of the Grantor or the Lenders; (iii) sell, assign and deliver the Accounts and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at the Collateral Agent's sole option and discretion, and any Lender may bid or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by the Grantor; (iv) foreclose the security interests in the Accounts created pursuant to the Loan Documents by any available judicial procedure; (v) take possession of any or all of the Inventory without judicial process and enter any premises where any Inventory maybe located for the purpose of taking possession of or removing the same; (vi) without notice of advertisement, sell, lease, or otherwise dispose of all or any part of the Inventory, whether in its then condition or after further, preparation or processing, in the name of the

Grantor or the Lenders, or in the name of such other party as the Collateral Agent may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as the Collateral Agent in its sole discretion may deem advisable, and the Collateral Agent or any other Lender shall have the right to purchase at any such sale; and/or
(vii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts) constituting the Collateral to make any payment required by the terms of such agreement or instrument directly to the Collateral Agent. Unless expressly prohibited by the licensor thereof, if any, the Collateral Agent is hereby granted a license to use all computer software programs, data bases, processes and materials used by the Grantor in connection with its businesses or in connection with the Collateral.

              (b) If any Inventory shall require rebuilding, repairing, maintenance or preparation, the Collateral Agent shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting the Inventory in such saleable form as the Collateral Agent shall deem appropriate. The Grantor agrees, at the request of the Collateral Agent, to assemble the Inventory and to make it available to the Collateral Agent at places which the Collateral Agent shall select, whether at the premises of the Grantor or elsewhere, and to make available to the Collateral Agent the premises and facilities of the Grantor for the purpose of the Collateral Agent's taking possession of, removing or putting the Inventory in saleable form and to deliver possession of the Inventory or any part thereof to the Collateral Agent.

              (c) If notice of intended disposition of any Collateral is required by law, the Grantor agrees that five (5) Business Days notice shall constitute reasonable notification.

              (d) The net cash proceeds resulting from the Collateral Agent's exercise of any of the foregoing rights (after deducting all charges, costs and expenses, including reasonable attorneys fees) shall be applied by the Collateral Agent to the payment of the Grantor's Obligations to the Collateral Agent and the other Secured Parties, whether due or to become due, in accordance with Section 5(i). The Grantor shall remain liable to the Collateral Agent and the other Secured Parties for any deficiencies, and the Collateral Agent and the other Secured Parties in turn agree to remit to the Grantor or its successors or assigns, any surplus resulting therefrom.

              (e) The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release the Grantor from the obligations or its obligations hereunder or under the other Credit Documents.

              (f) In no event shall prior recourse to any Accounts or other Collateral be a prerequisite to the Collateral Agent's or any other Secured Party's right to demand payment of any obligation upon its maturity or upon the occurrence of an Event of Default.

              (g) The Grantor's obligation to deliver the Collateral to the Collateral Agent pursuant to this Section 5 is of the essence of this Security Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Grantor of such obligation.

              (h) Except as otherwise provided in this Security Agreement, THE GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Grantor hereby further waives, to the extent permitted by law:

              (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

              (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

              (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Security Agreement or the absolute sale of the Collateral or any portion thereof, and the Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Grantor.

         The proceeds of any Collateral obtained or disposed of pursuant to this Section 5 shall be applied as follows:

              (i) to the payment of any and all expenses and fees
         (including reasonable attorneys' fees) incurred by the Collateral Agent in obtaining, taking possession of removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by the Collateral Agent in connection therewith;

              (ii) next, any surplus then remaining to the payment of the obligations in such order and priority as the Collateral Agent shall determine;

              (iii) if the Revolving Credit Facility is then terminated and no other Obligation is outstanding, any surplus then remaining shall be paid to the Grantor, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation);

it being understood that the Grantor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (i) and (ii) of this section 5(i) with respect to the Grantor.

              (j) In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Grantor, the Collateral Agent and each holder of any of the obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Security Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

         SECTION 6.   MISCELLANEOUS PROVISIONS.

         SECTION 6.1. Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner set forth in Section 12.2 of the Credit Agreement, and delivered (a) with respect to the Grantor, at the Grantor's address indicated in Section 12.2 of the Credit Agreement, and (b) with respect to the Agents or a Lender, at the Agents' addresses indicated in Section 12.2 of the Credit Agreement.

         SECTION 6.2. Headings. The headings in this Security Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Security Agreement.

         SECTION 6.3. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this security Agreement in any jurisdiction.

         SECTION 6.4. Amendments, Waivers and Consents. Any amendment or waiver of any provision of this security Agreement and any consent to any departure by the Grantor from any provision of this Security Agreement shall be effective only if made or given in compliance with Section 12.6 of the Credit Agreement.

         SECTION 6.5. Interpretation of Agreement. Time is of the essence in each provision of this Security Agreement of which time is an element. All terms not defined herein or in the Credit

Agreement shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires. To the extent a term or provision of this Security Agreement conflicts with the Credit Agreement and is not dealt with herein with more specificity, the Credit Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant in determining the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

         SECTION 6.6. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect (notwithstanding the occurrence of the Stated Termination Date) until payment in full (including after the Stated Termination Date) of the Obligations and termination of the Credit Agreement and the other Loan Documents, (ii) be binding upon the Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, for the benefit of the Collateral Agent, the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (iii) above, any Lender may, except as limited by the express terms of the Credit Agreement, assign or otherwise transfer any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights, benefits and security interests hereunder existing in respect thereof.

         SECTION 6.7. Reinstatement. To the extent permitted by law, this Security Agreement shall continue to be effective or be reinstated if at any time any amount received by the Collateral Agent or any other Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party or as repaid in good faith settlement of a pending or threatened avoidance claim upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Grantor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

         SECTION 6.8. Survival of Provisions. All representations, warranties and covenants of the Grantor contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the full and final payment and performance by the Grantor of the obligations secured hereby and termination of the Credit Agreement and the other Loan Documents.

         SECTION 6.9. Setoff. The Secured Parties shall have the rights of setoff set forth in Section 12.3 of the Credit Agreement.

         SECTION 6.10. Power of Attorney. (a) The Grantor hereby irrevocably authorizes and appoints the Collateral Agent, or any Person or agent the Collateral Agent may designate, as the Grantor's attorney-in-fact, at the Grantor's cost and expense, to exercise, subject to the limitations set forth below, all of the following powers in addition to the powers granted by law or otherwise set forth in this Security Agreement, which being coupled with an interest, shall be irrevocable until all of the Obligations have been paid and satisfied in full and the Credit Agreement is terminated:

              (1) To receive, take, endorse, sign, assign and deliver, all in the name of the Collateral Agent or any other Secured Party any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

              (2) To request, at any time from customers indebted on Accounts verification of information concerning the Accounts and the amounts owing thereon;

              (3) Upon the occurrence and during the continuance of a Default, to receive, open and dispose of all mail addressed to the Grantor and to notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate;

              (4) Upon the occurrence and during the continuance of a Default, to give customers indebted on Accounts notice of the Secured Parties' interest therein, and/or to instruct such customers to make payment directly to the Collateral Agent for the Grantor's account; and

              (5) Upon the occurrence and during the continuance of a Default, to take or bring, in the name of the Collateral Agent, any other Secured Party or the' Grantor, all steps, actions, suits or proceedings deemed by the Collateral Agent necessary or desirable to enforce or effect collection of the Accounts.

              (b) In addition to all of the powers granted to the Collateral Agent pursuant to (a) above, the Grantor hereby appoints and constitutes the Collateral Agent and its designee as the Grantor's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default (i) collection of Accounts or proceeds of any Collateral, (ii) conveyance of any item of Collateral to any purchaser thereof, (iii) giving of any notices or recording any Liens under
Section 4(c) hereof, and (iv) making of any payments or taking any acts under
Section 4(d) hereof. The Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Collateral Agent's own account, any checks or instruments in the name of the Grantor, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, send verifications of Accounts to any customer, sign the Grantor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect ' the security interest in the Collateral and to file the same, prepare, file and sign the Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any Account and prepare, file and sign the Grantor's name on a proof of claim in bankruptcy or similar document against any customer of the Grantor, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Security Agreement. This power of attorney is coupled with an interest and is irrevocable by the Grantor.

         SECTION 6.11. Authority of the Collateral Agent. The Collateral Agent shall have and be entitled to exercise all powers hereunder which are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be liable to the Grantor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Collateral Agent be responsible for the validity, effectiveness or sufficiency of this Security Agreement or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled-to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

         SECTION 6.12. Release; Termination of Agreement. Subject to the provisions of Section 6.7 hereof, this Security Agreement shall terminate upon full and final payment and performance of all the Obligations and termination of the Revolving Credit Facility. At such time, the Collateral Agent shall, at the request of the Grantor, reassign and redeliver to the Grantor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Collateral, and shall be at the expense of the Grantor.

         SECTION 6.13. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

         SECTION 6.14. Governing Law; Venue; Waiver of Jury Trial.

              (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

              (B) THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF HILLSBOROUGH, STATE OF FLORIDA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT

IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE GRANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

              (C) THE GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 12.2 OF THE CREDIT AGREEMENT, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

              (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY SECURED PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE GRANTOR OR ANY OF THE GRANTOR' PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

              (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE GRANTOR HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

         SECTION 6.15. LEFT BLANK INTENTIONALLY.

         SECTION 6.16. LEFT BLANK INTENTIONALLY.

         SECTION 6.17. DELAYS; PARTIAL EXERCISE OF REMEDIES. NO DELAY OR OMISSION OF THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY TO EXERCISE ANY RIGHT OR REMEDY HEREUNDER, WHETHER BEFORE OR AFTER THE HAPPENING OF ANY EVENT OF DEFAULT, SHALL IMPAIR ANY SUCH RIGHT OR SHALL OPERATE AS A WAIVER THEREOF OR AS A WAIVER OF ANY SUCH EVENT OF DEFAULT. NO SINGLE OR PARTIAL EXERCISE BY THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY OF ANY RIGHT OR REMEDY SHALL PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR PRECLUDE ANY OTHER RIGHT OR REMEDY.

         SECTION 6.18. Indemnity. (a) The Grantor shall and hereby agrees to indemnify, defend and hold harmless the Collateral Agent and-its directors, officers, agents, employees and counsel (each herein called an "Indemnitee") from and against (i) any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses (collectively, "Losses") incurred by any of them (except, in the case of any Indemnitee, to the extent that any such Loss is finally judicially determined to have resulted from such Indemnitee's own gross negligence or willful misconduct) arising out of or by reason of any litigations, investigations, claims or proceedings which arise out of or are in any way related to (A) this Security Agreement, any other Loan Document or the transactions contemplated hereby or thereby, (B) the Collateral Agent entering into this Security Agreement, the other Loan Documents or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing and
(ii) any Losses, claims, damages, liabilities or deficiencies incurred in connection with any remedial or other action taken by the Grantor or any Secured Party in connection with compliance by the Grantor or any of its properties, with any Environmental Laws. if and to the extent that the obligations of the Grantor hereunder are unenforceable for any reason, the Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Grantor's obligations hereunder shall survive any termination of this Security Agreement and the other Loan Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of their obligations set forth in this Security Agreement.

              (b) The Grantor shall also, upon demand, (i) pay to the Collateral Agent all costs or expenses (including reasonable fees and disbursements of counsel) incurred by the Collateral Agent in connection with the preparation of this Security Agreement and the other Loan Documents and
(ii) pay to the Collateral Agent and each Lender all costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Collateral Agent or such Lender in (A) enforcing or-defending its rights under or in respect of this Security Agreement, the other Loan Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (B) in collecting the Loans, (C) in foreclosing or otherwise collecting upon the Collateral or any part thereof and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

              (c) Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Grantor contained in this
Section 6.18 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and all of the other Obligations and notwithstanding the discharge thereof.

         SECTION 6.19. Obligations Absolute. The obligations of the Grantor under this Security Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal,


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



extension, amendment or modification of, or addition or supplement to or deletion from, any of the Loan Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Security Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Security Agreement or any other Loan Document; (iii) any furnishing of any additional security to the Collateral Agent or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Collateral Agent; or (iv) any invalidity, irregularity or unenforceability of all or any part of the obligations or of any security therefor.

         SECTION 6.20. Grantor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Security Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or with respect to any Collateral.

         IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                                          GRANTOR:

                                          [      INSERT NAME OF GRANTOR      ]

WITNESS:

                                          By:
---------------------                        -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
---------------------                           --------------------------------


                                          AGENTS:

                                          NATIONSBANK, NATIONAL ASSOCIATION, as
                                          Administrative Agent for the Lenders

WITNESS:

                                          By:
----------------------                       ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------
----------------------



                                          THE BANK OF TOKYO-MITSUBISHI, LTD., as
                                          Collateral Agent for the Lenders

WITNESS:

                                          By:
----------------------                       ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
----------------------                          -------------------------------

                                   EXHIBIT K

                         Form of Consolidated Amendment

         THIS CONSOLIDATED AMENDMENT TO COLLATERAL DOCUMENTS (the
"Amendment Agreement") is made and entered into as of this 14th day of July, 1998 by and among:

         AMERISTEEL FINANCE, INC., a Delaware corporation having its principal place of business in Wilmington, Delaware ("AFI");

         NATIONSBANK, NATIONAL ASSOCIATION, a national banking association ("NationsBank"), in its capacity as administrative agent (the "Administrative Agent") for each of the lenders (the "Lenders") now or hereafter party to the Amended and Restated Credit Agreement (as defined below); and

          THE BANK OF TOKYO-MITSUBISHI, LTD in its capacity as collateral agent and documentation agent for the Lenders (in such capacity, the "Collateral Agent" and, together with the Administrative Agent, the "Agents").

                              W I T N E S S E T H:

         WHEREAS, AmeriSteel Corporation, formerly known as Florida Steel Corporation (the "Borrower"), certain lenders (the "Original Lenders") and The Bank of Tokyo, Ltd., New York Agency, as agent (the "Original Agent") have entered into a Credit Agreement dated June 9, 1995 (as amended, the "Original Agreement") pursuant to which the Original Lenders have made available to the Borrower a revolving credit facility of up to $140,000,000, which revolving credit facility is evidenced by revolving notes dated June 9, 1995 (the "Original Notes"); and

         WHEREAS, the obligations of the Borrower under the Original Agreement are guaranteed by AFI pursuant to the Guaranty from AFI to the Original Agent and the Lenders dated December 30, 1996 (the "AFI Guaranty"); and

         WHEREAS, the obligations of AFI under the AFI Guaranty are secured by certain assets of AFI as described in a Security Agreement from AFI to the Original Agent for the benefit of the Lenders dated December 30, 1996 (the "AFI Security Agreement"); and

         WHEREAS, the Borrower has requested that the Agents and the Lenders amend the Original Agreement in order, among other things, to (i) substitute NationsBank, National Association as the Administrative Agent in lieu of the Original Agent, (ii) increase the amount available under the revolving credit facility from $140,000,000 to $150,000,000, (iii) extend the maturity of the indebtedness arising under the Original Agreement and (iv) provide for the performance by the Administrative Agent of certain duties of the Original Agent; and

         WHEREAS, by that Amended and Restated Revolving Credit Agreement of even date herewith (the "Amended and Restated Credit Agreement"), the Borrower, the Agents and the Lenders have amended and restated the Original Agreement; and

         WHEREAS, pursuant to the terms and requirements of the Amended and Restated Credit Agreement, the AFI Guaranty and AFI Security Agreement shall be amended as herein provided.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, subject to the conditions hereof, it is hereby agreed as follows:

         26. Definitions. All defined terms used herein and in the Original Agreement shall have the same meanings as set forth in the Original Agreement, except as amended by the Amended and Restated Credit Agreement, and except as further amended and modified hereby.

         27. Amendment of AFI Security Agreement. The AFI Security Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

             (a) The first paragraph of the Recitals of the Security Agreement is hereby amended by deleting said first paragraph in its entirety and inserting in lieu thereof the following two (2) paragraphs:

                 WHEREAS, AmeriSteel Corporation (formerly called
             Florida Steel Corporation), a Florida corporation (the "Borrower"), the Secured Parties, BTM and NationsBank, N.A. (formerly known as NationsBank of Florida, N.A.), as Issuing Banks and Co-Administrative Agents, and BTM, as Agent, are parties to a Credit Agreement dated as of June 9, 1995 (as from time to time amended, modified, supplemented or restated, the "Original Agreement"), pursuant to which the Lenders established a $140,000,000 credit facility for the Borrower, available on the terms and conditions set forth therein; and

                 WHEREAS, the Borrower, NationsBank, National
             Association, as Lender and as Administrative Agent (the "Administrative Agent"), The Bank of Tokyo-Mitsubishi, Ltd, as Lender and as Collateral Agent and Documentation Agent (the "Collateral Agent" and, together with the Administrative Agent, the "Agents"), and the lenders party thereto (the "Lenders") have entered into that certain Amended and Restated Revolving Credit Agreement (collectively with the schedules and exhibits thereto, as the same may be amended, modified, restated or supplemented in accordance with the terms thereof, the "Credit Agreement") dated as of July 14, 1998 pursuant to which the Lenders have agreed, upon the terms and conditions set forth therein, to amend and restate the Original Agreement and to make available to the Borrower revolving credit loans in the maximum principal amount of up to $150,000,000 (the "Loans"); and

             (b) The term "Obligations" appearing in the AFI Security Agreement shall be and hereby is amended to also include as part of its meaning when used therein all obligations and liabilities of AFI under the AFI Guaranty, as amended hereby.

             (c) The term "Agent" appearing in the AFI Security Agreement shall be and hereby is amended to mean when used therein The Bank of Tokyo-Mitsubishi, Ltd., as Collateral Agent.

             (d) Section 2(c) of the AFI Security Agreement is hereby amended by deleting from such Section 2(c) the phrase
         "Lockbox Account."

             (e) Sections 6.14, 6.15 and 6.16 of the AFI Security
         Agreement are hereby amended by deleting said Sections in their entirety and inserting in lieu thereof the following:

                 SECTION 6.14.  GOVERNING LAW; VENUE; WAIVER OF TRIAL BY JURY.

                         (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND
                 CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

                         (B) DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY
                 AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF MECKLENBURG, STATE OF NORTH CAROLINA AND UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                         (C) DEBTOR AGREES THAT SERVICE OF PROCESS MAY
                 BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED BY SECTION
                 12.2 OF THE CREDIT AGREEMENT, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.

                         (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR
                 (C) HEREOF SHALL PRECLUDE THE AGENTS OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE DEBTOR OR ANY OF DEBTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

                         (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR
                 DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, DEBTOR AND THE AGENTS ON BEHALF OF THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN SUCH ACTION OR PROCEEDING.

                 SECTION 6.15. LEFT BLANK INTENTIONALLY

                 SECTION 6.16. LEFT BLANK INTENTIONALLY

         3. Amendment of AFI Guaranty. The AFI Guaranty shall be and hereby is amended, effective as of the date hereof, as follows:

               (a) The first paragraph of the Recitals of the AFI Guaranty is hereby amended by deleting said first paragraph in its entirety and inserting in lieu thereof the following two (2) paragraphs:

                  WHEREAS, AmeriSteel Corporation (formerly called Florida Steel Corporation), a Florida corporation (the "Borrower"), the Secured Parties, BTM and NationsBank, N.A. (formerly known as NationsBank of Florida, N.A.), as Issuing Banks and Co-Administrative Agents, and BTM, as Agent, are parties to a Credit Agreement dated as of June 9, 1995 (as from time to time amended, modified, supplemented or restated, the "Original Agreement"), pursuant to which the Lenders established a $140,000,000 credit facility for the Borrower, available on the terms set forth therein; and

                  WHEREAS, the Borrower, NationsBank, National Association, as Lender and as Administrative Agent (the "Administrative Agent"), The Bank of Tokyo-Mitsubishi, Ltd, as Lender and as Collateral Agent and Documentation Agent (the "Collateral Agent" and, together with the Administrative Agent, the "Agents"), and the lenders party thereto (the "Lenders") have entered into that certain Amended and Restated Revolving Credit Agreement (collectively with the schedules and exhibits thereto, as the same may be amended, modified, restated or supplemented in accordance with the terms thereof, the "Credit Agreement") dated as of July __, 1998 pursuant to which the Lenders have agreed, upon the terms and conditions set forth therein, to amend and restate the Original Agreement and to make available to the Borrower revolving credit loans in the maximum principal amount of up to $150,000,000 (the "Loans"); and

         (b) The term "Guaranteed Obligations" appearing in the AFI Guaranty shall be and hereby is amended to also include as part of its meaning when used therein all obligations and liabilities of the Borrower under the Amended and Restated Credit Agreement and the Loan Documents described therein.

         (c) Paragraphs 17, 18 and 19 of the AFI Guaranty are hereby amended by deleting said Paragraphs in their entirety and inserting in lieu thereof the following:

         17. GOVERNING LAW; VENUE; WAIVER OF TRIAL BY JURY.

                    (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

                    (B) GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES
             AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO

             THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF MECKLENBURG, STATE OF NORTH CAROLINA AND UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                    (C) GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE
             MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED BY SECTION 12.2 OF THE CREDIT AGREEMENT, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                    (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF
             SHALL PRECLUDE THE AGENTS OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE GUARANTOR OR ANY OF GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

                    (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND
             ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, GUARANTOR AND THE AGENTS ON BEHALF OF THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN SUCH ACTION OR PROCEEDING.

                  18. LEFT BLANK INTENTIONALLY

                  19. LEFT BLANK INTENTIONALLY

         28. Representations and Warranties. In order to induce the Agents and each of the other Lenders signatories hereto to enter into this Amendment Agreement, AFI hereby represents and warrants that the AFI Guaranty and AFI Security Agreement have been re-examined by AFI and that as of the date hereof:

             (a) The representations and warranties made by AFI in the AFI Guaranty and AFI Security Agreement are true on and as of the date hereof;

             (b) There has been no material adverse change in the condition, financial or otherwise, of AFI since the date of the most recent financial reports of the Borrower delivered to the Administrative Agent, other than changes in the ordinary course of business;

             (c) The business and properties of AFI are not, and since the date of their most recent financial reports delivered to the Administrative Agent, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

             (d) After giving effect to this Amendment Agreement no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Original Agreement or the Amended and Restated Credit Agreement, either immediately or with the lapse of time or the giving of notice, or both.

         29. Conditions Precedent. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of the following:

             (a) eight counterparts of this Amendment Agreement duly executed by all signatories hereto;

             (b) opinion of counsel for AFI as to the authorization, execution and delivery of this Amendment Agreement and the enforceability of the same against AFI in accordance with its terms;

             (c) resolutions of the Board of Directors of AFI approving this Amendment Agreement certified by the Secretary of AFI;

             (d) an amount equal to the aggregate legal fees incurred by the Agents in connection with the negotiation, review and execution of this Amendment Agreement and the other documents related hereto; and

             (e) copies of all additional agreements, instruments and documents which the Agents may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of AFI relating to the matters provided for herein shall be satisfactory to the Administrative Agent and its counsel.

         30. Entire Agreement. This Amendment Agreement sets forth the entire understanding and Agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         31. No Novation. Each of the parties hereto acknowledges that the provisions of this Amendment Agreement and the Amended and Restated Credit Agreement constitute amendments to, and not a novation of, the indebtedness of the Borrower and AFI to the Lenders, and a modification of the terms of repayment and security for such indebtedness. This Amendment Agreement and the Amended and Restated Credit Agreement do not constitute or effect either (i) a cancellation or repayment of any indebtedness, or (ii) the transfer of property to secure any indebtedness in addition to property previously transferred.

         32. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the AFI Guaranty, the AFI Security Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         33. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         34. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF

LAWS. AFI HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF NORTH CAROLINA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH EACH IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVE TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

         35. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         36. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of AFI, the Lenders signatories hereto, the Agents and their respective successors, assigns and legal representatives; provided, however, that AFI, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    AMERISTEEL FINANCE, INC.

WITNESS:

-------------------------           By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
-------------------------           Title:
                                          -------------------------------------


















                              Signature Page 1 of 2

                                    NATIONSBANK, NATIONAL ASSOCIATION,
                                    as Administrative Agent for the Lenders

                                    By:
                                       ---------------------------------------
                                    Name: Miles C. Dearden III
                                    Title: Senior Vice President





                                    THE BANK OF TOKYO-MITSUBISHI, LTD
                                    as Collateral Agent and Documentation Agent for the Lenders


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------










                              Signature Page 2 of 2

                                    EXHIBIT L

                      Form of Security Agreement Amendment


         THIS AMENDMENT TO SECURITY AGREEMENT (the "Amendment Agreement") is made and entered into as of this 14th day of July, 1998 by and among:

         AMERISTEEL CORPORATION, a Florida corporation having its principal place of business in Tampa, Florida (the "Borrower");

         NATIONSBANK, NATIONAL ASSOCIATION, a national banking association ("NationsBank"), in its capacity as administrative agent (the "Administrative Agent") for each of the lenders (the "Lenders") now or hereafter party to the Amended and Restated Credit Agreement (as defined below); and

          THE BANK OF TOKYO-MITSUBISHI, LTD in its capacity as collateral agent and documentation agent for the Lenders (in such capacity, the "Collateral Agent" and, together with the Administrative Agent, the "Agents").

                              W I T N E S S E T H:

         WHEREAS, the Borrower (formerly called Florida Steel Corporation), certain lenders (the "Original Lenders") and The Bank of Tokyo, Ltd., New York Agency, as agent (the "Original Agent") have entered into a Credit Agreement dated June 9, 1995 (as amended, the "Original Agreement") pursuant to which the Original Lenders have made available to the Borrower a revolving credit facility of up to $140,000,000, which revolving credit facility is evidenced by revolving notes dated June 9, 1995 (the "Original Notes"); and

         WHEREAS, the obligations of the Borrower under the Original Agreement are secured by certain assets of the Borrower as described in the Security Agreement between the Borrower and the Original Agent dated June 9, 1995 (the "Security Agreement"); and

         WHEREAS, the Borrower has requested that the Agents and the Lenders amend the Original Agreement in order, among other things, to (i) substitute NationsBank, National Association as the Administrative Agent in lieu of the Original Agent, (ii) increase the amount available under the revolving credit facility from $140,000,000 to $150,000,000, (iii) extend the maturity of the indebtedness arising under the Original Agreement and (iv) provide for the performance by the Administrative Agent of certain duties of the Original Agent; and

         WHEREAS, by that Amended and Restated Revolving Credit Agreement of even date herewith (the "Amended and Restated Credit Agreement"), the Borrower, the Agents and the Lenders have amended and restated the Original Agreement; and

         WHEREAS, pursuant to the terms and requirements of the Amended and Restated Credit Agreement, the Security Agreement shall be amended as herein provided.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, subject to the conditions hereof, it is hereby agreed as follows:

         37. Definitions. All defined terms used herein and in the Original Agreement shall have the same meanings as set forth in the Original Agreement, except as amended by the Amended and Restated Credit Agreement, and except as further amended and modified hereby.

         38. Amendment of Security Agreement. The Security Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

             (a) The first paragraph of the Recitals of the Security Agreement is hereby amended by deleting said first paragraph in its entirety and inserting in lieu thereof the following two (2) paragraphs:

                   WHEREAS, the Borrower, the Secured Parties and BOT and
             NationsBank, N.A. (formerly known as NationsBank of Florida, N.A.), as Co-Administrative Agents, are parties to a Credit Agreement dated as of June 9, 1995 (as from time to time amended, modified, supplemented or restated, the "Original Agreement"), pursuant to which the Lenders established a $140,000,000 credit facility for the Borrower, available on the terms and conditions set forth therein; and

                   WHEREAS, the Borrower, NationsBank, National Association, as
             Lender and as Administrative Agent (the "Administrative Agent"), The Bank of Tokyo-Mitsubishi, Ltd, as Lender and as Collateral Agent and as Documentation Agent (the "Collateral Agent" and, together with the Administrative Agent, the "Agents"), and the lenders party thereto (the "Lenders") have entered into that certain Amended and Restated Revolving Credit Agreement (collectively with the schedules and exhibits thereto, as the same may be amended, modified, restated or supplemented in accordance with the terms thereof, the "Credit Agreement") dated as of July 14, 1998 pursuant to which the Lenders have agreed, upon the terms and conditions set forth therein, to amend and restate the Original Agreement and to make available to the Borrower revolving credit loans in the maximum principal amount of up to $150,000,000 (the "Loans"); and

                  (b) The term "Obligations" appearing in the Security Agreement shall be and hereby is amended to also include as part of its meaning when used therein all obligations and liabilities of the Borrower under the Amended and Restated Credit Agreement and the Loan Documents described therein.

                  (c) The term "Agent" appearing in the Security Agreement shall be and hereby is amended to mean when used therein The Bank of Tokyo-Mitsubishi, Ltd., as Collateral Agent.

                  (d) Section 2(c) of the Security Agreement is hereby amended by deleting from such Section 2(c) the phrase "the Lockbox Account, the Borrower's Corporate Account, the Disbursements and the LOC Cash Collateral Accounts" and inserting in lieu thereof the following phrase: "all bank accounts in which the Borrower has or may have an interest."

                  (e) Sections 6.14, 6.15 and 6.16 of the Security Agreement are hereby amended by deleting said Sections in their entirety and inserting in lieu thereof the following:

                      6.14.    GOVERNING LAW; VENUE; WAIVER OF TRIAL BY JURY.

                               (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND
                      CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

                               (B) BORROWER HEREBY EXPRESSLY AND IRREVOCABLY
                      AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF HILLSBOROUGH, STATE OF FLORIDA AND UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                               (C) BORROWER AGREES THAT SERVICE OF PROCESS
                      MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE

                      SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED BY SECTION 12.2 OF THE CREDIT AGREEMENT, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                               (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C)
                      HEREOF SHALL PRECLUDE THE AGENTS OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE BORROWER OR ANY OF BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

                               (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR
                      DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, BORROWER AND THE AGENTS ON BEHALF OF THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN SUCH ACTION OR PROCEEDING.

                      6.15. LEFT BLANK INTENTIONALLY

                      6.16. LEFT BLANK INTENTIONALLY

         39. Representations and Warranties. In order to induce the Agents and each of the other Lenders signatories hereto to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Original Agreement has been re-examined by the Borrower and that as of the date hereof:

             (a) The representations and warranties made by the Borrower in the Original Agreement (except that the financial statements of the Borrower shall be those most recently furnished to the Administrative Agent) are true on and as of the date hereof;

             (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower or any of its Subsidiaries since the date of the most recent financial reports of the Borrower delivered to the Administrative Agent, other than changes in the ordinary course of business;

             (c) The business and properties of the Borrower and each of its Subsidiaries are not, and since the date of their most recent financial reports delivered to the Administrative Agent, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

             (d) After giving effect to this Amendment Agreement no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Original Agreement or the Amended and Restated Credit Agreement, either immediately or with the lapse of time or the giving of notice, or both.

         40. Conditions Precedent. The effectiveness of this Amendment Agreement is subject to the receipt by the Administrative Agent of the following:

             (a) eight counterparts of this Amendment Agreement duly executed by all signatories hereto;

             (b) opinion of counsel for the Borrower as to the authorization, execution and delivery of this Amendment Agreement and the enforceability of the same against the Borrower in accordance with its terms;

             (c) resolutions of the Board of Directors of the Borrower approving this Amendment Agreement certified by the Secretary of the Borrower;

             (d) an amount equal to the aggregate legal fees incurred by the Agents in connection with the negotiation, review and execution of this Amendment Agreement and the other documents related hereto; and

             (e) copies of all additional agreements, instruments and documents which the Agents may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Administrative Agent and its counsel.

         41. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         42. No Novation. Each of the parties hereto acknowledges that the provisions of this Amendment Agreement and the Amended and Restated Credit Agreement constitute amendments to, and not a novation of, the indebtedness of the Borrower to the Lenders, and a modification of the terms of repayment and security for such indebtedness. This Amendment Agreement and the Amended and Restated Credit Agreement do not constitute or effect either (i) a cancellation or repayment of any indebtedness, or (ii) the transfer of property to secure any indebtedness in addition to property previously transferred.

         43. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Security Instruments and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         44. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         45. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH EACH IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVE TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

         46. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         47. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of Borrower, the Lenders signatories hereto, the Agents and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                            AMERISTEEL CORPORATION

WITNESS:

                                            By:
-----------------------------                  ------------------------------
                                            Name:  George D. Beck
-----------------------------               Title: Assistant Treasurer





















                              Signature Page 1 of 2

                                            NATIONSBANK, NATIONAL ASSOCIATION,
                                            as Administrative Agent for the
                                            Lenders

                                            By:
                                               --------------------------------
                                            Name: Miles C. Dearden III
                                            Title:   Senior Vice President

                                            THE BANK OF TOKYO-MITSUBISHI, LTD
                                            as Collateral Agent and
                                            Documentation Agent for the Lenders

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


















                              Signature Page 2 of 2

                                  Schedule 1.1

                           Existing Letters of Credit

                                  Schedule 4.6

                        Information Regarding Collateral

                                  Schedule 7.4

                  Subsidiaries and Investments in Other Persons

                                  Schedule 7.6

                                  Indebtedness

                                  Schedule 7.7

                                      Liens

                                  Schedule 7.8

                                   Tax Matters

                                  Schedule 7.10

                                   Litigation

                                  Schedule 7.18

                                  Environmental

                                  Schedule 8.5

                                    Insurance